UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

___________________

SCHEDULE 14A INFORMATION

___________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

CorMedix Inc.
(Name of Registrant as Specified In Its Charter)

_________________________________________________________________

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a- 6(i)(1) and 0-11

CORMEDIX INC.
300 Connell Drive, Suite 4200
Berkeley Heights, New Jersey 07922

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD OCTOBER 26, 2023

TO THE STOCKHOLDERS OF CORMEDIX INC.

The 2023 Annual Meeting of Stockholders of CorMedix Inc. (the “Annual Meeting”) will be held on October 26, 2023, at 9:00 a.m. Eastern Time. The Annual Meeting will be a virtual-only meeting conducted via live webcast, with no physical in-person meeting. You will be able to attend and participate in the Annual Meeting live via the Internet at www.virtualshareholdermeeting.com/CRMD2023. The Annual Meeting is being held for the following purposes:

1.      To elect seven directors to serve until the 2024 Annual Meeting of Stockholders and until their successors are duly elected and qualified;

2.      To approve on a non-binding advisory basis the compensation of our named executive officers for 2022;

3.      To ratify the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023; and

4.      To act upon such other matters as may properly come before the meeting or any adjournment, postponement or continuation thereof.

These matters are more fully described in the proxy statement accompanying this notice.

Our Board of Directors has fixed the close of business on September 6, 2023 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting or at any adjournment, postponement or continuation thereof. A list of stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder for any purpose relevant to the Annual Meeting for at least ten days prior to October 26, 2023.

This year, the meeting will take place virtually at www.virtualshareholdermeeting.com/CRMD2023. However, to assure your representation at the meeting, you are urged to vote by proxy by following the instructions contained in the accompanying proxy statement. You may revoke your proxy in the manner described in the proxy statement at any time before it has been voted at the Annual Meeting. Any stockholder attending the Annual Meeting may vote during the meeting even if he or she has returned a proxy. Your vote is important. Whether or not you plan to attend the virtual Annual Meeting, we hope that you will vote as soon as possible.

We are pleased to take advantage of the Securities and Exchange Commission, or SEC, rules that allow us to furnish proxy materials, including this notice, and the proxy statement (including an electronic proxy card for the meeting) for the Annual Meeting via the Internet. Taking advantage of these rules allows us to lower the cost of delivering annual meeting materials to our stockholders and reduce the environmental impact of printing and mailing these materials.

Berkeley Heights, New Jersey

Dated: September 13, 2023

By Order of the Board of Directors,
/s/ Phoebe Mounts
Phoebe Mounts
Secretary

Important Notice Regarding Internet Availability of Proxy Materials for the Annual Meeting to be Held on October 26, 2023: CorMedix Inc.’s Proxy Statement, Annual Report on Form 10-K for the fiscal year ended December 31, 2022 and Proxy Card are also available at https://materials.proxyvote.com/21900C.

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CAUTIONARY NOTICE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements in this proxy statement for the 2023 Annual Meeting of Stockholders, including the documents that we incorporate by reference, contain “forward-looking statements” that involve risks and uncertainties, as well as assumptions that, if they never materialize or prove incorrect, could cause our results to differ materially from those expressed or implied by such forward-looking statements. The statements contained in this proxy statement that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Forward-looking statements are often identified by the use of words such as, but not limited to, “anticipate,” “believe,” “can,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “will,” “plan,” “project,” “seek,” “should,” “target,” “will,” “would,” and similar expressions or variations intended to identify forward-looking statements. Such statements are based on management’s expectations as of the date of this proxy statement and involve many risks and uncertainties that could cause our actual results, events or circumstances to differ materially from those expressed or implied in our forward-looking statements. Such risks and uncertainties include, but are not limited to, those described in the section titled “Risk Factors” and elsewhere in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 and other filings made from time to time with the SEC.

You should not rely upon forward-looking statements as predictions of future events. Given these risks and uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements. Readers are urged to carefully review and consider all of the information in this proxy statement. We undertake no obligation to update any forward-looking statements made in this proxy statement to reflect events or circumstances after the date of this filing or to reflect new information or the occurrence of unanticipated events, except as required by law. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements. We advise you to consult any further disclosures we make on related subjects in our future Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K that we file with or furnish to the SEC.

WEBSITES

Website addresses referenced in this proxy statement are inactive textual references only, and the content on the referenced websites specifically does not constitute a part of this proxy statement.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

Q:     Why are you holding a virtual meeting?

A:     Our Board of Directors (the “Board”) will hold a virtual Annual Meeting because it believes that the virtual format will provide stockholders enhanced access to, participation in and communication in the Annual Meeting regardless of their geographic location. The audio of the entire Annual Meeting will be available for one year on the Company’s website after the meeting.

Q:     How do I attend the Annual Meeting?

A:     You can access the Annual Meeting at www.virtualshareholdermeeting.com/CRMD2023. You must enter the 16-digit control number found on your Notice of Internet Availability or Proxy Card. If you are a beneficial owner, you must contact your bank, broker or other institution where you hold your account if you have questions about obtaining your control number.

Q:     How can I ask questions during the Annual Meeting?

A:     The virtual format of the Annual Meeting allows stockholders to communicate with us during the Annual Meeting so they can ask questions of our management. Stockholder questions may be submitted in the field provided in the web portal during the Annual Meeting for consideration. Detailed guidelines for submitting written questions during the Annual Meeting are available at www.virtualshareholdermeeting.com/CRMD2023. You can also submit questions in advance of the Annual Meeting by visiting www.proxyvote.com.

Q:     What if I need technical assistance during the Annual Meeting?

A:     If you encounter any difficulties accessing the Annual Meeting during the check-in or meeting time, you should call 1-800-586-1548 (US) or 303-562-9288 (International) for technical assistance.

Q:     Who may vote at the meeting?

A:     The Board has set September 6, 2023 as the record date for the meeting. If you owned shares of our common stock or shares of our Series E preferred stock or Series G preferred stock at the close of business on September 6, 2023, you may attend and vote at the meeting. Each common stockholder is entitled to one vote for each share of common stock held on all matters to be voted on. As of September 6, 2023, there were 54,812,042 shares of our common stock outstanding and entitled to vote at the meeting. Additionally, each Series E preferred stockholder is entitled to approximately 6.20 votes for each share of Series E preferred stock held on all matters to be voted on and each Series G preferred stockholder is entitled to approximately 23.63 votes for each share of Series G preferred stock held on all matters to be voted on. As of September 6, 2023, there were 89,623 shares of our Series E preferred stock and 89,999 shares of our Series G preferred stock outstanding and entitled to vote at the meeting. Pursuant to their respective terms, as of the record date, the shares of Series E preferred stock represent a total of 556,045 votes and the shares of Series G preferred stock represent a total of 2,126,432 votes. Such shares of Series E preferred stock and Series G preferred stock vote together with our shares of common stock as a single class on all matters submitted to a vote of the holders of our common stock. The outstanding shares of common stock, shares of Series E preferred stock and shares of Series G preferred stock represent an aggregate of 57,494,519 votes entitled to be cast at the Annual Meeting. Our outstanding Series C-3 preferred stock is non-voting and therefore has no voting rights at the Annual Meeting.

Q:     What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:     If your shares of common stock are registered directly in your name with our transfer agent, VStock Transfer, LLC, you are considered, with respect to those shares, a “stockholder of record.” If you are a stockholder of record, we have sent the Notice of Internet Availability of Proxy Materials to you directly. All shares of Series E preferred stock and Series G preferred stock are held of record by the persons in whose name certificates for such shares have been issued, which current owners are affiliates of Elliott Associates, L.P. (“Elliott Associates”). If your shares of common stock are held in a stock brokerage account or by a bank or other holder of record, you are considered the “beneficial owner” of shares held in street name. In that case, the Notice of Internet Availability of Proxy Materials has been forwarded to you by your broker, bank, or other holder of record who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, nominee, trustee or other holder of record on how to vote your shares by using the voting instruction card you receive from your broker, nominee, trustee or other holder of record.

Q:     What is the quorum requirement for the meeting?

A:     A majority of our outstanding shares of stock, including shares of Series E preferred stock and Series G preferred stock, entitled to vote as of the record date must be present at the meeting in order for us to hold the meeting and conduct business. This is called a quorum. Your shares will be counted as present at the meeting if you:

•        are present and entitled to vote at the meeting;

•        properly submitted a proxy card or voter instruction card in advance of or at the meeting; or

•        do not provide your broker with instructions on how to vote, but the broker submits the proxy nonetheless (a broker non-vote).

If you are present virtually or by proxy at the meeting, but abstain from voting on any or all proposals, your shares are still counted as present and entitled to vote. The proposals listed in this proxy statement identify the votes needed to approve or ratify the proposed actions.

Q:     What proposals will be voted on at the meeting?

A:     The proposals to be voted on at the meeting are as follows:

1.      To elect the seven directors named in the proxy statement to serve until our next annual meeting or until their successors have been elected and qualified;

2.      To approve on a non-binding advisory basis the compensation of our named executive officers for 2022; and

3.      To ratify the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023.

We will also consider any other business that properly comes before the meeting. As of the record date, we are not aware of any other matters to be submitted for consideration at the meeting. If any other matters are properly brought before the meeting, the persons named in the enclosed proxy card or voter instruction card will vote the shares they represent in their discretion.

Q:     How may I vote my shares personally at the meeting?

A:     If your shares are registered directly in your name with our transfer agent, VStock Transfer, LLC, you are considered, with respect to those shares, the stockholder of record. All shares of Series E preferred stock and Series G preferred stock are held of record by the persons in whose name certificates for such shares have been issued, which current owners are affiliates of Elliott Associates. As the stockholder of record, you have the right to vote during the meeting at www.virtualshareholdermeeting.com/CRMD2023 using your unique control number that is printed on your Notice of Internet Availability or Proxy Card. If your shares are held in a brokerage account or by another nominee or trustee, you are considered the beneficial owner of shares held in street name. As the beneficial owner, you are also invited to attend the meeting via the Internet. Because a beneficial owner is not the stockholder of record, you may not vote these shares at the meeting unless you obtain a “legal proxy” from your broker, nominee, or trustee that holds your shares, giving you the right to vote the shares at the meeting.

Q:     How can I vote my shares without attending the meeting?

A:     Whether you hold shares directly as a registered stockholder of record or beneficially in street name, you may vote without attending the meeting. If your shares are held by a broker, trustee or other nominee, they should send your instructions that you must follow in order to have your shares voted. If you hold shares in your own name, you may vote by proxy in any one of the following ways:

•        Via the Internet by accessing the proxy materials on the secure website https://www.proxyvote.com and following the voting instructions on that website;

•        Via telephone by calling toll free 1-800-579-1639 in the United States or outside the United States and following the recorded instructions; or

•        By requesting that printed copies of the proxy materials be mailed to you pursuant to the instructions provided in the Notice of Internet Availability of Proxy Materials and completing, dating, signing and returning the proxy card that you receive in response to your request.

The Internet and telephone voting procedures are designed to authenticate stockholders’ identities by use of a control number to allow stockholders to vote their shares and to confirm that stockholders’ instructions have been properly recorded. Voting via the Internet or telephone must be completed by 11:59 p.m. Eastern Time on October 25, 2023. Of course, you can always attend the meeting virtually and vote your shares. If you submit or return a proxy card without giving specific voting instructions, your shares will be voted as recommended by the Board.

Q:     How can I change my vote after submitting it?

A:     If you are a stockholder of record, you can revoke your proxy before your shares are voted at the meeting by:

•        Filing with our Corporate Secretary at 300 Connell Drive, Suite 4200, Berkeley Heights, New Jersey 07922 a written notice of revocation bearing a later date than the proxy either before the meeting or at the meeting;

•        Duly executing a later-dated proxy relating to the same shares and delivering it either before the meeting or live at the meeting and before the taking of the vote, to our Corporate Secretary at 300 Connell Drive, Suite 4200, Berkeley Heights, New Jersey 07922;

•        Attending the meeting and voting online during the virtual meeting by visiting www.virtualshareholdermeeting.com/CRMD2023 with your control number (although attendance at the meeting will not in and of itself constitute a revocation of a proxy); or

•        If you voted by telephone or via the Internet, voting again by the same means by 11:59 PM Eastern Time on October 25, 2023.

If you are a beneficial owner of shares, you may submit new voting instructions by contacting your broker, nominee, trustee or other holder of record. You may also vote at the meeting if you obtain a legal proxy from them as described in the answer to a previous question.

Q:     Where can I find the voting results of the meeting?

A:     We will announce the voting results at the Annual Meeting. We will publish the results in a Form 8-K filed with the SEC within four business days of the Annual Meeting.

CORMEDIX INC.
300 Connell Drive, Suite 4200
Berkeley Heights, New Jersey 07922

PROXY STATEMENT
2023 ANNUAL MEETING OF STOCKHOLDERS
OCTOBER 26, 2023

This proxy statement has been prepared by, delivered and solicited on behalf of the management of CorMedix Inc., in connection with the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) to be held virtually at www.virtualshareholdermeeting.com/CRMD2023, on October 26, 2023, at 9:00 a.m. Eastern Time. “We”, “our,” “CorMedix” and the “Company” each refers to CorMedix Inc.

Important Notice Regarding Internet Availability of Proxy Materials for the Annual Meeting to be Held on October 26, 2023:

This proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 are also available at https://materials.proxyvote.com/21900C.

In accordance with the rules of the SEC, instead of mailing a printed copy of our proxy materials to each stockholder of record, we are furnishing proxy materials, including the notice, this proxy statement, and a proxy card for the meeting, by providing access to them on the Internet to save printing costs and benefit the environment. These materials were first available on the Internet on or about September 13, 2023. We mailed a Notice of Internet Availability of Proxy Materials on or about September 13, 2023 to our stockholders of record and beneficial owners as of September 6, 2023, the record date for the meeting. This proxy statement and the Notice of Internet Availability of Proxy Materials contain instructions for accessing and reviewing our proxy materials on the Internet and for voting by proxy over the Internet. You will need to obtain your own Internet access if you choose to access the proxy materials and/or vote over the Internet. If you prefer to receive printed copies of our proxy materials, the Notice of Internet Availability of Proxy Materials contains instructions on how to request the materials by mail. You will not receive printed copies of the proxy materials unless you request them. If you elect to receive the materials by mail, you may also vote by proxy on the proxy card or voter instruction card that you will receive in response to your request.

GENERAL INFORMATION ABOUT SOLICITATION, VOTING AND ATTENDING

Who Can Vote

You are entitled to attend the Annual Meeting and vote your common stock or Series E preferred stock or G preferred stock if you held shares as of the close of business on September 6, 2023. At the close of business on September 6, 2023, a total of 54,812,042 shares of common stock, 89,623 shares of our Series E preferred stock and 89,999 shares of our Series G preferred stock were outstanding and entitled to vote. Each share of common stock has one vote, each share of Series E preferred stock has approximately 6.20 votes and each share of Series G preferred stock has approximately 23.63 votes. The shares of Series E preferred stock and G preferred stock vote together with our shares of common stock as a single class on all matters submitted to a vote of the holders of our common stock. The outstanding shares of common stock, shares of Series E preferred stock and shares of Series G preferred stock, represent an aggregate of 54,812,042, 556,045 and 2,126,432 votes, respectively. There is an aggregate total of 57,494,519 votes entitled to be cast at the Annual Meeting.

Counting Votes

Consistent with Delaware state law and our bylaws, the presence, in person or by proxy, of at least a majority of the shares entitled to vote at the meeting will constitute a quorum for purposes of voting on a particular matter at the meeting. Once a share is represented for any purpose at the meeting, it is deemed present for quorum purposes for the remainder of the meeting and any adjournment, postponement or continuation thereof unless a new record date is set for the adjournment, postponement or continuation. Shares held of record by stockholders or their nominees who do not vote by proxy or attend the meeting in person will not be considered present or represented and will not be counted in determining the presence of a quorum. Signed proxies that withhold authority or reflect abstentions and “broker non-votes” will be counted for purposes of determining whether a quorum is present. “Broker non-votes” are proxies received from banks, brokerage firms or other nominees holding shares on behalf of their clients who have not been given specific voting instructions from their clients with respect to non-routine matters.

Assuming the presence of a quorum at the meeting:

•        The election of directors will be determined by a plurality of the votes cast for each director nominee. This means that the seven nominees receiving the highest number of “FOR” votes will be elected as directors. Withheld votes and broker non-votes, if any, are not treated as votes cast, and therefore will have no effect on the proposal to elect directors.

•        The advisory vote on the compensation of our named executive officers for 2022 requires the affirmative vote of a majority of the votes cast on the proposal. Abstentions and broker non-votes, if any, are not treated as votes cast, and therefore will have no effect on the proposal to approve our executive compensation.

•        The ratification of the appointment of our independent registered public accounting firm requires the affirmative vote of a majority of the votes cast on the proposal. In this context, abstentions, if any, are not treated as votes cast, and therefore will have no effect on this proposal.

With respect to “routine” matters, such as the ratification of the selection of our independent registered public accounting firm, a bank, brokerage firm, or other nominee has the authority (but is not required) under the rules governing self-regulatory organizations, or SRO rules, including the Nasdaq Global Market, on which our common stock is listed, to vote its clients’ shares if the clients do not provide instructions. When a bank, brokerage firm or other nominee votes its clients’ shares on routine matters without receiving voting instructions, these shares are counted both for establishing a quorum to conduct business at the meeting and in determining the number of shares voted FOR, AGAINST or ABSTAINING with respect to such routine matters.

With respect to “non-routine” matters, such as the election of directors, the advisory vote to approve the compensation paid by the Company to its executive officers and the advisory vote to approve the frequency of the vote on executive compensation, a bank, brokerage firm, or other nominee is not permitted under the SRO rules to vote its clients’ shares if the clients do not provide instructions. The bank, brokerage firm, or other nominee will so note on the voting instruction form, and this constitutes a “broker non-vote.” Broker non-votes will be counted for purposes of establishing a quorum. Broker non-votes are not considered votes cast and, accordingly, will have no effect on any “non-routine” proposal.

Because the proposal for the advisory vote to approve the compensation paid by the Company to its executive officers requires a majority of votes cast for approval, and broker non-votes are not considered votes cast, a broker non-vote will have no effect on these proposals. While the election of directors is a non-routine matter, directors are elected by a plurality of the votes cast, which means that the seven nominees receiving the highest number of affirmative votes will be elected. As a result, votes withheld and broker non-votes have no effect on the election of directors.

In summary, if you do not vote your proxy, your bank, brokerage firm, or other nominee may either:

•        cast a vote on routine matters;

•        cast a “broker non-vote” on non-routine matters; or

•        leave your shares unvoted altogether.

We strongly encourage you to provide instructions to your bank, brokerage firm, or other nominee by voting your proxy. This action ensures that your shares will be voted in accordance with your wishes at the meeting.

Cost of this Proxy Solicitation

We will pay the cost of this proxy solicitation. In addition to soliciting proxies by mail, our directors and employees might solicit proxies personally and by telephone. None of these individuals will receive any additional compensation for this. We plan to retain a proxy solicitor to assist in the solicitation of proxies for a fee. We will, upon request, reimburse banks, brokerage firms and other nominees for their expenses in sending proxy materials to their principals and obtaining their proxies.

Attending the Annual Meeting

To attend the Annual Meeting, you will need to access www.virtualshareholdermeeting.com/CRMD2023 and enter your control number that is printed on your Notice of Internet Availability or Proxy Card. If you are a beneficial owner of shares held by a bank or broker, i.e., in “street name”, you may vote them at the Annual Meeting only if you obtain a legal proxy from the bank or broker and deliver such legal proxy to the inspector of election to obtain a control number for access to the Annual Meeting.

PROPOSAL NO. 1 — ELECTION OF DIRECTORS

Our bylaws provide that the number of directors constituting the Board shall be not less than five nor more than nine. The Board may establish the number of directors within this range. There are eight directors presently serving on our Board, following the April 13, 2023 election of Robert Stewart to the Board. In March 2015, in connection with a backstop financing agreement, we granted Manchester Securities Corp. (“Manchester”), a subsidiary of Elliott Associates, L.P., our largest stockholder, the right for as long as it or its affiliates hold any of our common stock or securities convertible into our common stock to appoint, and nominate for election at subsequent stockholder meetings, up to two members of our Board and/or to have up to two observers attend Board meetings in a non-voting capacity. Manchester has exercised its appointment right and appointed Janet Dillione and Myron Kaplan as members of the Board in 2015 and 2016, respectively, and to nominate Ms. Dillione and Mr. Kaplan for election at subsequent stockholder meetings, including the Annual Meeting. On August 14, 2023, Paulo F. Costa notified the Board that he would be retiring from the Board, effective as of October 15, 2023. As a result, our Board has decided to reduce the size of our Board by one seat, effective as of October 15, 2023. Mr. Costa has faithfully served our Board and brought tremendous value and insight to our Company, and we are grateful for his service.

The Board proposes the seven nominees listed below for election to the Board for a one-year term. The Board has determined that directors Janet Dillione, Gregory Duncan, Alan W. Dunton, Myron Kaplan, Steven Lefkowitz and Robert Stewart are independent as defined in Rule 5605 of the Nasdaq Global Market Listing Rules. In addition to the specific bars to independence set forth in that rule, we also consider whether a director or his or her affiliates have provided any services to, worked for or received any compensation from us or any of our subsidiaries in the past three years in particular. None of the nominees is related by blood, marriage or adoption to any other nominee or any of our executive officers.

Director Nominees with Terms Expiring in 2023

The following table sets forth information concerning our director nominees as of September 6, 2023:

Name	Age	Director Since	Position(s) with CorMedix
Janet Dillione	64	August 2015	Director
Gregory Duncan	58	November 2020	Director
Alan W. Dunton	69	March 2019	Director
Myron Kaplan	78	April 2016	Director and Chairman of the Board
Steven Lefkowitz	67	June 2017	Director
Joseph Todisco	47	March 2022	Director and Chief Executive Officer
Robert Stewart	55	April 2023	Director

Janet Dillione has been a director of CorMedix since August 2015. Since November 2020, Ms. Dillione has served as the Chief Executive Officer of Connect America, a nationally recognized leader in comprehensive telehealth and remote patient monitoring solutions. Prior to joining Connect America and starting in May 2014, she served as Chief Executive Officer of Bernoulli Enterprise, Inc., a real-time connected healthcare information technology company. Previously, she was at Nuance Communications, Inc., a leading provider of voice and language solutions for businesses and consumers around the world, having joined Nuance in April 2010 as Executive Vice President and General Manager of the Healthcare Division and serving as an executive officer from March 2010 until May 2014. From June 2000 to March 2010, Ms. Dillione held several senior level management positions at Siemens Medical Solutions, a global leader in medical imaging, laboratory diagnostics, and healthcare information technology, including President and CEO of the global healthcare IT division. Ms. Dillione currently serves as a director of Vizient, Inc., a private health care performance improvement company. Ms. Dillione received her B.A. from Brown University in 1981 and completed the Executive Program at The Wharton School of Business of the University of Pennsylvania in 1998. She has over 25 years of experience leading global teams in the development and delivery of healthcare technology and services. Among other qualifications, attributes and skills, Ms. Dillione’s financial and IT expertise and significant executive management experience with medical device and healthcare companies led to the conclusion of our Board that she should serve as a director of our Company in light of our business and structure.

Gregory Duncan has been a director of CorMedix since November 2020. Mr. Duncan currently serves as the Chairman and CEO of Virios Therapeutics, a clinical-stage biopharmaceutical company developing and commercializing innovative antiviral therapies to treat diseases associated with a viral triggered abnormal immune response, such as fibromyalgia (FM), and has served since April 2020. From 2014 and prior to joining his current company, Mr. Duncan served as President and CEO of Celtaxsys, a privately held biotechnology company focused on cystic fibrosis and other rare, inflammatory diseases. Mr. Duncan has spent the majority of his career in senior leadership roles in commercial stage pharmaceutical companies. From 2007 to 2013, he served as a senior executive at UCB, including as President of its North America business, as well as an executive committee member. Prior to his roles with UCB, Mr. Duncan spent approximately 17 years at Pfizer where he gained significant experience across sales and marketing functions including serving as SVP of US Marketing and later as President of Pfizer’s Latin America business from 2005 to 2007. Mr. Duncan received his undergraduate degree from the State University of New York, Albany, and earned an MBA degree from Emory University. Among other experience, qualifications, attributes and skills, Mr. Duncan’s significant depth of experience in the pharmaceutical industry led to the conclusion of our Board that he should serve as a director of our Company in light of our business and structure.

Alan W. Dunton, M.D. has been a director of CorMedix since March 2019. He is the founder and principal consultant of Danerius, LLC, a biotechnology and pharmaceutical consulting business which he started in 2006. From 1994, he served in senior positions in Research and Development in the Pharmaceutical Division of Johnson and Johnson including President and Managing Director of the Janssen, the major research, development and regulatory arm of the pharmaceuticals division at Johnson & Johnson. From January 2007 through March 2009, Dr. Dunton served as President and Chief Executive Officer of Panacos Pharmaceuticals, Inc. From November 2015 through March 2018, Dr. Dunton was the Head/Senior Vice President of Research, Development and Regulatory Affairs of Purdue Pharma L.P., a private pharmaceutical company. In addition to CorMedix, Dr. Dunton currently serves on the boards of three public companies, as a Director at Palatin Technologies, Inc. and Oragenics, Inc. he chairs the Compensation Committees of both companies. He also serves as a member of the Audit Committees of these companies. Additionally, Dr. Dunton is a member of the board of Recce Pharma Ltd., an Australian public biotechnology company focused on developing novel anti-infectives for serious and life-threatening diseases. Dr. Dunton received his Bachelor of Science degree in biochemistry, magna cum laude, from State University of New York at Buffalo, and received his M.D. from New York University School of Medicine. Among other qualifications, Dr. Dunton’s significant depth of experience in the pharmaceutical industry, including service as a director of public pharmaceutical companies, led to the conclusion of our Board that he should serve as a director of our Company in light of our business and structure.

Myron Kaplan became a director of CorMedix in April 2016 and became Chairman of the Board in August 2017. He is a founding partner of Kleinberg, Kaplan, Wolff & Cohen, P.C., a New York City general practice law firm, where he has practiced corporate and securities law for more than fifty years. In 2012, Mr. Kaplan became a trustee of the Lehman Brothers Plan Holding Trust. Previously, he served as a member of the board of directors of SAirGroup Finance (USA) Inc., a subsidiary of SAirGroup that had publicly issued debt securities, Trans World Airlines, Inc. and Kitty Hawk, Inc. Among his business and civic involvements, Mr. Kaplan currently serves on the boards of directors of a number of private companies and has been active for many years on the boards of trustees and various board committees of The Children’s Museum of Manhattan and JBI International (formerly The Jewish Braille Institute of America). Mr. Kaplan graduated from Columbia College and holds a Juris Doctor from Harvard Law School. Among other experience, qualifications, attributes and skills, Mr. Kaplan’s experience in a broad range of corporate and securities matters and service as a director of public companies led to the conclusion of our Board that he should serve as a director of our Company in light of our business and structure.

Steven Lefkowitz was a director of CorMedix from August 2011 to June 2016. He was reappointed to the Board in June 2017. He also served as our acting Chief Financial Officer from August 2013 to July 2014. Mr. Lefkowitz has been the President and Founder of Wade Capital Corporation, a financial advisory services company, since June 1990. Mr. Lefkowitz has been a director of both public and private companies. Mr. Lefkowitz received his A.B. from Dartmouth College in 1977 and his M.B.A. from Columbia University in 1985. Among other experience, qualifications, attributes and skills, Mr. Lefkowitz’s education, experience and financial expertise led to the conclusion of our Board that he should serve as a director of our Company in light of our business and structure.

Joseph Todisco became a director of CorMedix in March 2022. Prior to joining CorMedix as our Chief Executive Officer, he was a senior executive at Amneal Pharmaceuticals, where for the past 11 years he has held various roles, most recently as Executive Vice President, Chief Commercial Officer where he was responsible for Amneal Specialty, a growing branded products business. During his tenure at Amneal, Mr. Todisco held roles overseeing corporate development and international operations, leading commercial teams in several international markets including the UK, Australia and Germany, as well as leading Amneal’s merger integration with Impax Laboratories in 2018. He was previously Co-Founder and managing executive of Gemini Laboratories, a specialty pharmaceutical company focused on the sales and marketing for niche branded products in the US Market. Gemini Laboratories was established as an affiliate of Amneal Pharmaceuticals and was subsequently acquired by Amneal in 2018. Prior to joining Amneal, Mr. Todisco was Vice President, Business Development & Licensing at Ranbaxy, Inc. where he was responsible for developing and executing Ranbaxy’s North American commercial business strategy. Prior to Ranbaxy, he held various roles at Par Pharmaceutical, and in his earlier career held positions at Oppenheimer & Company and Marsh & McLennan Companies. Mr. Todisco obtained his MBA in finance from Fordham Graduate School of Business and his BA in Economics from Georgetown University. Among other qualifications, attributes and skills, Mr. Todisco’s business expertise and significant executive management experience in the pharmaceutical industry led to the conclusion of our Board that he should serve as a director of our Company in light of our business and structure.

Robert Stewart became a director of CorMedix in April 2023. Mr. Stewart is the current Chief Executive Officer of Theramex, a global specialty pharmaceutical company dedicated to women’s health, and has served in this role since March 2020. Prior to this, Mr. Stewart served as Chief Executive Officer of Amneal Pharmaceuticals Inc. from 2018 to 2019, and from 2009 through 2018 Mr. Stewart served in senior roles with Allergan, formerly Watson and Actavis, most notably as Chief Operating Officer (2015 – 2018) and President, Global Operations (2009 – 2015). Mr. Stewart has also previously held management roles with Abbott Laboratories, Knoll Pharmaceutical Company, and Hoffmann La Roche, Inc. Mr. Stewart currently sits on the Board of Directors of Cipla Ltd and serves on the Board of Trustees for Fairleigh Dickinson University. Mr. Stewart obtained his bachelor’s degree in Finance & Business Management from Fairleigh Dickinson University. Among other qualifications, Mr. Stewarts significant depth of experience in the pharmaceutical industry, including service as an executive director of other pharmaceutical companies, led to the conclusion of our Board that he should serve as a director of our Company in light of our business and structure.

Vote Required

Directors are elected by a plurality of the votes cast at the Annual Meeting. This means that the seven nominees receiving the highest number of affirmative votes will be elected.

Recommendation

The Board recommends that stockholders vote FOR the election of the seven nominees for election to the Board each for a one-year term.

PROPOSAL NO. 2 — NON-BINDING ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS FOR 2022

As required under Section 14A of the Exchange Act and the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, the Board is submitting a “say on pay” proposal for stockholder consideration. While the vote on the compensation of our Named Executive Officers is non-binding and solely advisory in nature, the Board and the Compensation Committee value the opinion of our stockholders and will review and consider the voting results. At our 2021 Annual Meeting of Stockholders, our stockholders approved, on an advisory basis, a frequency of every year for casting advisory votes on named executive officer compensation. The advisory vote on named executive officer compensation will occur every year until the next vote on the frequency of stockholder votes on named executive officer compensation, which will occur at our 2027 Annual Meeting of Stockholders.

Our executive officers are compensated based on performance, and in a manner consistent with our strategy, competitive practice, sound corporate governance principles, and our Company’s and our stockholders’ interests. We believe our compensation program is strongly aligned with the long-term interests of our Company and our stockholders. Compensation of our executive officers is designed to enable us to attract and retain talented and experienced senior executives to lead our Company successfully in a competitive environment.

The compensation of the Named Executive Officers is described on pages 24 through 36 of this proxy statement.

We are asking stockholders to vote on the following resolution:

“RESOLVED, that the stockholders of CorMedix Inc. approve, on an advisory basis, the compensation paid to its Named Executive Officers for 2022, as disclosed pursuant to the compensation disclosure rules of the SEC, including the Compensation Discussion and Analysis, compensation tables and narrative discussion as disclosed in this proxy statement.”

As indicated above, the stockholder vote on this resolution will not be binding on our Company or the Board and will not be construed as overruling or determining any decision by us or by the Board. The vote will not be construed to create or imply any change to our fiduciary duties or those of the Board, or to create or imply any additional fiduciary duties for our Company or the Board.

Vote Required

The affirmative vote of the majority of the votes cast on this Proposal No. 2 is required to approve the compensation of our Named Executive Officers for 2022, as disclosed in this proxy statement.

Recommendation

The Board of Directors unanimously recommends stockholders vote, on an advisory basis, FOR our named executive officer compensation for 2022.

PROPOSAL NO. 3 — RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Pursuant to its charter, the Audit Committee of our Board has appointed the firm Marcum LLP, New York, New York, to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2023. From May 2014 through October 2022, Friedman LLP served as the Company’s independent registered public accounting firm. As reported on the Current Report on Form 8-K filed on October 21, 2022, based on information provided by Friedman LLP, effective September 1, 2022, Friedman LLP combined with Marcum LLP and continued to operate as an independent registered public accounting firm. Accordingly, on October 17, 2022, the Audit Committee approved the dismissal of Friedman LLP and the engagement of Marcum LLP to serve as the independent registered public accounting firm of the Company.

While the Audit Committee is solely responsible for the appointment, compensation, retention and oversight of the independent registered public accounting firm, the Audit Committee and the Board are requesting that the stockholders ratify this appointment. If the stockholders ratify this appointment, the Audit Committee, in its discretion, may appoint a different independent registered public accounting firm at any time during the year if it believes that doing so would be in the best interests of our stockholders. If the stockholders do not ratify this appointment, the Audit Committee may reconsider, but might not change, its appointment.

Representatives of Marcum LLP are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

Vote Required

Ratification of the appointment of Marcum LLP as our independent registered public accounting firm requires the affirmative vote of a majority of the votes cast at the meeting.

Recommendation

The Board unanimously recommends that stockholders vote FOR the ratification of the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023.

CORPORATE GOVERNANCE

Information about the Board of Directors and its Committees

Board of Directors Composition

Our Board currently consists of eight members. On August 14, 2023, Mr. Costa notified the Board that he would be retiring from the Board, effective as of October 15, 2023. As a result, our Board has decided to reduce the size of our Board by one seat, effective as of October 15, 2023. Mr. Costa has faithfully served our Board and brought tremendous value and insight to our Company, and we are grateful for his service. Directors elected at this meeting and each subsequent annual meeting will be elected for one-year terms or until their successors are duly elected and qualified.

We separate the positions of Chairman, currently held by independent director Myron Kaplan, and that of Chief Executive Officer, held by Joseph Todisco. While the Board believes that separation of these positions serves our Company well, and intends to maintain this separation where appropriate and practicable, the Board does not believe that it is appropriate to prohibit one person from serving as both Chairman and Chief Executive Officer.

Board Diversity Matrix

The tables below provide certain highlights of the composition of our Board members and nominees as of September 6, 2023 and August 23, 2022, respectively. Each of the categories listed in the tables below has the meaning as it is used in Section 5605(f) of the Nasdaq Marketplace Rules.

Board Diversity Matrix (as of September 6, 2023)
Total Number of Directors	8
	Female	Male	Non-Binary or Transgender	Did Not Disclose
Part I: Gender Identity
Directors	1	6	0	1
Part II: Demographic Background
African American or Black	0	0	0	0
Alaskan Native or Native American	0	0	0	0
Asian	0	0	0	0
Hispanic or Latinx	0	1	0	0
White	1	5	0	0
Two or More Races or Ethnicities	0	0	0	0
LGTBQ+	0	0	0	0
Did Not Disclose Demographic Background	0	0	0	1
Board Diversity Matrix (as of August 23, 2022)
Total Number of Directors	7
	Female	Male	Non-Binary or Transgender	Did Not Disclose
Part I: Gender Identity
Directors	1	5	0	1
Part II: Demographic Background
African American or Black	0	0	0	0
Alaskan Native or Native American	0	0	0	0
Asian	0	0	0	0
Hispanic or Latinx	0	1	0	0
White	1	4	0	0
Two or More Races or Ethnicities	0	0	0	0
LGTBQ+	0	0	0	0
Did Not Disclose Demographic Background	0	0	0	1

Environmental, Social and Governance (“ESG”) Considerations

We are a forward-thinking biopharmaceutical company dedicated to addressing unmet medical needs. As an emerging company, we recognize that we have the opportunity to develop corporate social responsibility policies and practices that reflect our values as a company and our commitment to our employees and the broader medical community with a strategic focus on the following areas:

Diversity, Equity and Inclusion:    We are focused on promoting diversity in our workforce and creating an equitable and inclusive workplace where all our employees feel supported and are empowered to succeed. We believe that this will provide us with a competitive advantage, driving creative and innovative thinking and ultimately enhancing our business. We value diversity in thought, skills, background, and experiences and are working toward creating a diverse Board and leadership team that will advance our business and contribute to our success.

Patient Support:    Patients are at the core of our mission. Our current product candidate, DefenCath, is aimed to help prevent blood stream infections in patients undergoing chronic hemodialysis through a central venous catheter. The LOCK-IT 100 clinical trial we conducted in hemodialysis patients, included a broad and diverse population of kidney failure patients (the “Trial Patient Population”) representing a range of demographic characteristics, such as age, race, and ethnicity. Notably, 30% of the Trial Patient Population consisted of patients who self-identified as Black or African American. This representation was important to us, as Black or African American patients represent under 14% of the U.S. population, but account for more than 35% of the patients undergoing chronic hemodialysis and thus are disproportionately at risk for a catheter related blood stream infection. We also have engaged more broadly with kidney care advocacy groups and other key stakeholders to understand the needs of the patients we serve.

Employee Wellness:    We believe that our employees are key to our success. We are dedicated to investing in our employees and workplace culture. As part of this effort, we offer benefits and financial wellness programs to our full-time employees, including offering a 401(k) match program, short-term and long-term disability insurance, and educational programs to help employees understand how to manage their finances. We also offer several programs to promote the health and wellbeing of our employees, including an employee assistance program, and disease management and prevention programs.

Environmental:    We strive to engage all employees in community service activities, including ones that promote environmental awareness. The company utilizes waste management programs to minimize ecological impact.

Governance:    We have adopted a Code of Business Conduct and Ethics (the “Code of Business Conduct”), which applies to all of our employees (including officers) and non-employee directors, and outlines our commitment to ethical and compliant business practices. We promote compliance with all relevant government laws, rules, and regulations, honest and ethical conduct, protection of company assets, and fair dealings and timely and accurate disclosures in all company reporting. All employees are required to understand, comply with, and report any suspected violations of the Code of Business Conduct. Our Code of Business Conduct is reviewed by management and the Board periodically to ensure it is appropriate in scope and achieves the objectives above.

Selection of Nominees for our Board of Directors

To be considered as a director nominee, an individual must have, among other attributes: high personal and professional ethics, integrity and values; commitment to our Company and its stockholders; an inquisitive and objective perspective and mature judgment; and availability to perform all Board and committee responsibilities. In addition to these minimum requirements, the Nominating and Governance Committee will also evaluate the nominee’s independence and whether the nominee’s skills are complementary to the existing directors’ skills and the Board’s need for operational, management, financial, international, industry-specific or other expertise. We do not have a specific written policy with regard to the consideration of diversity in identifying director nominees. We recognize and will take into account the need to comply with rules and regulations relating to diversity requirements, including those adopted by the Nasdaq Global Market. We focus on identifying nominees with experience, qualifications, attributes and skills to work with the other directors to serve the long-term interests of our stockholders. All those matters being equal, we do and will consider diversity a positive additional characteristic in potential nominees.

The Nominating and Governance Committee invites Board members to submit nominations for director candidates. In addition to candidates submitted by Board members, director nominees recommended by stockholders will be considered. Stockholder recommendations must be made in accordance with the procedures described in the section titled “Stockholder Proposals” below and will receive the same consideration that other nominees receive. All nominees are evaluated by the Nominating and Governance Committee to determine whether they meet the minimum qualifications outlined in the immediately preceding paragraph and whether they will satisfy the Board’s needs for specific expertise at that time. The Nominating and Governance Committee recommends to the full Board the slate of nominees for election as directors at our annual meeting of stockholders.

Board Committees

Our Board has established an Audit Committee, a Compensation Committee and a Nominating and Governance Committee. Our Audit Committee currently consists of Mr. Lefkowitz (Chair), Dr. Dunton and Mr. Duncan. Our Compensation Committee currently consists of Ms. Dillione (Chair), Dr. Dunton and Mr. Duncan. Our Nominating and Governance Committee currently consists of Mr. Costa (Chair), Mr. Kaplan, Ms. Dillione and Mr. Todisco. Following Mr. Costa’s resignation, effective October 15, 2023, the Board will appoint a new Chair of our Nominating and Governance Committee. The membership of these committees may be changed after our next annual meeting.

Our Board has undertaken a review of the independence of our directors and has determined that (i) all current directors, except Mr. Todisco, our Chief Executive Officer, are independent within the meaning of Section 5605(b) of the Nasdaq Marketplace Rules, (ii) all members of our Audit Committee meet the additional test for independence for audit committee members imposed by SEC rules and regulations and Section 5605(c) of the Nasdaq Marketplace Rules, (iii) all of the members of our Compensation Committee are independent within the meaning of Section 5605(d) of the Nasdaq Marketplace Rules, and (iv) all of the members of our Nominating and Governance Committee, except Mr. Todisco, our Chief Executive Officer, are independent within the meaning of Section 5605(e) of the Nasdaq Marketplace Rules.

Each of the above-referenced committees operates pursuant to a formal written charter. The charters for each committee, which have been adopted by our Board, contain a detailed description of the respective committee’s duties and responsibilities and are available on our website at www.cormedix.com under the “Investors — Corporate Governance” tab.

Audit Committee

The Audit Committee assists the Board in its oversight of our corporate financial statements and reporting and our external audits, including, among other things, our internal controls and audit functions, the results and scope of the annual audit and other services provided by our independent registered public accounting firm and our compliance with legal matters that have a significant impact on our financial statements. The Audit Committee also consults with our management and our independent registered public accounting firm prior to the presentation of financial statements to stockholders and, as appropriate, initiates inquiries into aspects of our financial affairs. The Audit Committee is responsible for establishing procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, and for the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters. In addition, the Audit Committee is directly responsible for the appointment, retention, compensation and oversight of the work of our independent registered public accounting firm, including approving services and fee arrangements. All related party transactions will be approved by the Audit Committee before we enter into them.

Both our independent registered public accounting firm and internal financial personnel regularly meet with, and have unrestricted access to, the Audit Committee.

The Board has determined that each of Mr. Lefkowitz, Dr. Dunton and Mr. Duncan qualifies as an “audit committee financial expert” as that term is defined in the rules and regulations of the SEC. The designation of each of Mr. Lefkowitz, Dr. Dunton and Mr. Duncan as an “audit committee financial expert” does not impose on them any duties, obligations or liability that are greater than those that are generally imposed on them as a member of the Audit Committee and the Board, and their designation as an “audit committee financial expert” pursuant to this SEC requirement does not affect the duties, obligations or liability of any other member of the Audit Committee or the Board.

Compensation Committee

The Compensation Committee reviews and approves our compensation policies and all forms of compensation to be provided to our executive officers, including, among other things, annual salaries, bonuses, and other incentive compensation arrangements. The Compensation Committee also reviews and makes recommendations to our Board regarding changes in director compensation. In addition, the Compensation Committee administers our equity compensation plans, including granting stock options to our executive officers. The Compensation Committee also reviews and approves employment agreements with executive officers and other compensation policies and matters. Pursuant to its charter, the Compensation Committee has the power to form and delegate authority to subcommittees and to delegate authority to one or more members of the Compensation Committee.

Since 2016, the Company and the Compensation Committee have periodically engaged Frederic W. Cook & Co., an independent compensation consultant, for input on the compensation of our Named Executive Officers and directors. The Compensation Committee assessed the independence of Frederic W. Cook & Co., considering the factors required by the Nasdaq Global Market Listing Rules and concluded that no conflict of interest exists that would prevent Frederic W. Cook & Co. from independently representing our Company. In the future, we, or the Compensation Committee, may engage or seek the advice of Frederic W. Cook & Co., or another compensation consultant.

Each member of the Compensation Committee is a non-employee director, as defined pursuant to Rule 16b-3 promulgated under the Exchange Act.

Nominating and Governance Committee

The Nominating and Governance Committee identifies, evaluates and recommends nominees to the Board and committees of the Board, conducts searches for appropriate directors and evaluates the performance of the Board and of individual directors. The Nominating and Governance Committee also is responsible for reviewing developments in corporate governance practices, evaluating the adequacy of our corporate governance practices and reporting and making recommendations to the Board concerning corporate governance matters.

Information Regarding Meetings of the Board and Committees

The business of our Company is under the general oversight of our Board as provided by the laws of Delaware and our bylaws. During the fiscal year ended December 31, 2022, the Board held ten (10) meetings and also conducted business by written consent, the Audit Committee held five (5) meetings and also conducted business by written consent, the Compensation Committee held eight (8) meeting and also conducted business by written consent, and the Nominating and Governance Committee held three (3) meetings and also conducted business by written consent. Each director nominee attended at least 75% of the Board meetings and the meetings of the committee on which he or she served since being appointed to the Board and respective committees. We do not have a formal written policy with respect to Board members’ attendance at our annual meetings of stockholders, but we encourage them to do so.

Risk Oversight

Our Board is responsible for our Company’s risk oversight and administers its risk oversight responsibilities by delegating certain business and governance activities to the appropriate committees for more detailed consideration and evaluation.

Our Board has delegated its primary risk oversight responsibilities to the Audit Committee. In fulfilling that role, the Audit Committee focuses on our general risk-management strategy, the most significant risks facing our Company, and ensures that risk-mitigation strategies are implemented by management. The Audit Committee also has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to limit, monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management are undertaken. The Compensation Committee oversees risks related to our compensation and benefit plans and policies to ensure sound pay practices that do not cause risks to arise that are reasonably likely to have a material adverse effect on our Company. The Nominating and Governance Committee seeks to minimize risks related to governance structure by implementing sound corporate governance principles and practices. Each of the committees regularly reports to the full Board as appropriate on its efforts at risk oversight, and will report any matter that rises to the level of a material or enterprise-level risk.

Our management is responsible for the day-to-day identification, evaluation, management, and mitigation of the Company’s risk exposures. The Company manages these enterprise risks through a variety of policies, programs, committees, and internal controls designed to protect the Company’s assets, operations, and reputation, while ensuring compliance with applicable laws and regulations.

Stockholder Proposals

Our stockholders may submit a proposal to be considered for a vote at an annual meeting of stockholders. If you wish to submit a proposal for consideration, you should adhere to the following procedures as prescribed in our bylaws and Rule 14a-8 under the Exchange Act (“Rule 14a-8”).

Our bylaws establish procedures for stockholder nominations for elections of directors and bringing business before any annual meeting of stockholders. A stockholder entitled to vote in the election of directors may nominate one or more persons for election as directors at an annual meeting or propose business to be properly brought before an annual meeting only if written notice of such stockholder’s intent to make such nomination or nominations or propose such business has been delivered to our Corporate Secretary at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary of the prior year’s annual meeting. In the event that the date of the annual meeting is more than 30 days before or more than 60 days after the anniversary date of the prior year’s annual meeting, the stockholder notice must be given not more than 120 days nor less than the later of 90 days prior to the date of the annual meeting or, if it is later, the 10th day following the date on which the date of the annual meeting is first publicly announced or disclosed by us.

A stockholder’s notice must set forth: (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act and the rules and regulations thereunder (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (b) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; (c) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made, (i) the name and address of such stockholder, as they appear on our books, and of such beneficial owner, and (ii) the class and number of shares of our Company that are owned beneficially and of record by such stockholder and such beneficial owner; and (d) any additional information reasonably requested by the Board.

Notwithstanding anything in the previous paragraph to the contrary, in the event that the number of directors to be elected to the Board is increased and there is no public announcement by us naming all of the nominees for director or specifying the size of the increased Board at least 70 days prior to the first anniversary of the preceding year’s annual meeting, a stockholder’s notice required by the bylaws will also be considered timely, but only with respect to nominees for any new positions created by such increase, if it is delivered to our Corporate Secretary at our principal executive offices not later than the close of business on the 10th day following the day on which such public announcement is first made by us.

In addition to satisfying the above requirements under our bylaws, to comply with the SEC’s universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the additional information required by Rule 14a-19 under the Exchange Act not less than 90 days nor more than 120 days prior to the first anniversary of the prior year’s annual meeting.

The chairperson of the meeting has the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in the bylaws and, if any proposed nomination or business is not in compliance with the bylaws, to declare that such defective proposal or nomination will be disregarded.

Under Rule 14a-8, a stockholder who intends to present a proposal at an annual meeting of stockholders and who wishes the proposal to be included in the proxy materials for that meeting must submit the proposal in writing to us so that it is received by our Corporate Secretary at our principal executive office not less than

120 calendar days before the date our proxy statement was released to stockholders in connection with the previous year’s annual meeting. Any proposals received after such deadline will be considered untimely under Rule 14a-8. Please refer to Rule 14a-8 for the requirements that apply to these proposals.

Stockholder Communications with the Board

Stockholders who wish to do so may communicate directly with the Board or specified individual directors by writing to:

Board of Directors (or name of individual director)

c/o Corporate Secretary

CorMedix Inc.

300 Connell Drive, Suite 4200

Berkeley Heights, New Jersey 07922

We will forward all communications from stockholders to the full Board, to non-management directors, to an individual director or to the chairperson of the Board committee that is most closely related to the subject matter of the communication, except for the following types of communications: (i) communications that advocate that we engage in illegal activity; (ii) communications that, under community standards, contain offensive or abusive content; (iii) communications that have no relevance to our business or operations; and (iv) mass mailings, solicitations and advertisements. The Corporate Secretary will determine when a communication is not to be forwarded. Our acceptance and forwarding of communications to directors does not imply that directors owe or assume any fiduciary duties to persons submitting the communications.

Stock Ownership Requirements

We adopted stock ownership guidelines for our non-employee directors in October 2014 with the objective of more closely aligning the interests of our non-employee directors with those of our stockholders. The stock ownership guidelines require each non-employee director to acquire $100,000 worth of our common stock within five years of October 20, 2014 for then-current directors and within five years of joining the Board for directors joining the Board after that date. This requirement may be met with the purchase of shares under the Deferred Compensation Plan for Directors, vesting of shares underlying restricted stock units and the exercise of stock options.

Hedging and Pledging Policies

We have adopted an insider trading policy that includes provisions restricting our directors, officers and employees from engaging in hedging or monetization transactions involving our securities and prohibits certain individuals from engaging in short sales of our securities. Our insider trading policy also strongly discourages our directors, officers and employees from holding our securities in margin accounts or otherwise pledging our securities as collateral for loans.

Clawback Policy

We will adopt a clawback policy to comply with Nasdaq listing standards when the Nasdaq listing standards relating to clawback policies become effective (expected to be in 2023).

Executive Officers

The following table sets forth information concerning our current executive officers as of September 6, 2023:

Name	Age	Position(s) with CorMedix
Joseph Todisco	47	Chief Executive Officer
Matthew David	46	Chief Financial Officer
Phoebe Mounts	73	Executive Vice President and General Counsel and Head of Regulatory, Compliance and Legal
Elizabeth Hurlburt	44	Executive Vice President and Head of Clinical and Medical Affairs
Erin Mistry	42	Executive Vice President and Chief Commercial Officer

See the biography for Joseph Todisco under “Directors.”

Matthew David became our Chief Financial Officer in May 2020. From October 4, 2021 through May 10, 2022, Dr. David also served as our interim Chief Executive Officer in addition to his role as Chief Financial Officer. Prior to joining us, he most recently served as Head of Strategy at Ovid Therapeutics Inc, a late-stage clinical biopharmaceutical company focused on developing treatments for rare neurological disorders, where he was responsible for financing strategy and investor relations, and joined in October 2018. Prior to Ovid, Dr. David was a Strategic Advisor to Frequency Therapeutics, advising on financing, investor relations and strategic initiatives from 2017 to early 2019. Prior to Frequency, Dr. David spent the majority of his career as an investment banker specialized in the life sciences sectors, including at Piper Jaffray, Thomas Weisel Partners, Ferghana Partners and most recently at Bank of America Merrill Lynch. As part of his experience as an investment banker, Dr. David has advised on a broad range of capital raising and strategic transactions. Earlier in his career, Dr. David was part of the equity research team at Lehman Brothers, focusing on Large Pharma. Dr. David began his career as a surgical resident at Beth Israel Hospital, after receiving an M.D. from NYU School of Medicine. Dr. David earned his Bachelor of Arts degree in Chemistry, magna cum laude, from Dartmouth College.

Phoebe Mounts became our Executive Vice President and General Counsel and Head of Regulatory, Compliance and Legal in May 2019 and served as Head of Technical Operations from October 2021 through January 15, 2023. Prior to her employment with us, Dr. Mounts was a partner at Morgan, Lewis & Bockius LLP, where she provided legal counsel to life sciences companies for over 20 years. As part of her work at Morgan Lewis, Dr. Mounts had been providing us legal services as outside counsel since 2013, with responsibility for developing our FDA regulatory strategies for DefenCath. Prior to graduating from Georgetown University Law Center, Dr. Mounts was on the faculty of the Johns Hopkins University School of Public Health for 16 years, specializing in molecular biology and infectious disease. She received her Ph.D. in molecular biology from the University of Edinburgh in Scotland.

Elizabeth Hurlburt became our Executive Vice President and Head of Clinical Operations in March 2018. Her current role is Executive Vice President and Head of Clinical and Medical Affairs, effective May 2022. Prior to her employment, Ms. Hurlburt had been providing us clinical operations expertise as a consultant since late November 2017. Before she began her consulting career, she held several progressive management roles in clinical operations, most recently at Gemphire Therapeutics, as a Senior Director, Clinical Operations from April 2015 to October 2016, then as Vice President, Clinical Operations from October 2016 to March 2018. Ms. Hurlburt received her B.A. in Leadership and Organizational Management from Bay Path College and a M.S. in Management and Leadership from Western Governors University.

Erin Mistry became our Senior Vice President of Payer Strategy, Government Affairs and Trade in March 2020. Her current role is Executive Vice President and Chief Commercial Officer, effective January 2023. Prior to joining CorMedix, Erin held roles as VP market access at Intarcia therapeutics as well as Senior Managing Director of the global Value and Access practice at Syneos Health. During her career, Erin has worked with emerging, mid-size, and large biopharma companies with a focus on pricing, access and reimbursement. She currently serves on the boards of Incubate Coalition and the AntiMicrobial Working Group, both in Washington, DC. Erin holds a B.S. in Industrial Engineering (healthcare) and an M.S. in Biomechanical Engineering from North Carolina State University.

On May 10, 2022, Thomas Nusbickel, our former Chief Commercial Officer, and CorMedix mutually agreed to part ways, effective June 1, 2022.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table shows the number of shares of our common stock beneficially owned as of September 6, 2023 by:

•        each person known by us to own beneficially more than 5% of the outstanding shares of our common stock;

•        each director;

•        each of our Named Executive Officers; and

•        all of our current directors and executive officers as a group.

This table is based upon the information supplied by our Named Executive Officers, directors and principal stockholders and from Schedules 13D and 13G filed with the SEC. Except as indicated in footnotes to this table, the persons named in this table have sole voting and investment power with respect to all shares of common stock shown, and their address is c/o CorMedix Inc., 300 Connell Drive, Suite 4200, Berkeley Heights, New Jersey 07922. As of September 6, 2023, we had 54,812,042 shares of common stock outstanding. Shares of Company common stock subject to options and warrants that are currently vested or exercisable or that will become vested or exercisable within 60 days after September 6, 2023, as well as restricted stock units that vest within 60 days after September 6, 2023, are deemed to be beneficially owned by the person holding such options, warrants or restricted stock units for the purpose of computing the percentage of ownership of such person but are not treated as outstanding for the purpose of computing the percentage of any other person. In addition, an aggregate of 556,045 shares of Series E preferred stock and 2,126,432 shares of Series G preferred stock have the right to cast an aggregate of 2,682,477 votes.

	Common Stock Beneficially Owned(1)
Name and Address of Beneficial Owner	Shares	%
5% or Greater Stockholders
Nomura Global Financial Products, Inc.(2)	2,952,334	7.2%

Directors:
Paulo F. Costa(3)	88,750	*
Janet Dillione(4)	193,473	*
Gregory Duncan(5)	77,500	*
Alan W. Dunton(6)	116,750	*
Myron Kaplan(7)	302,034	*
Steven Lefkowitz(8)	210,650	*
Robert Stewart(9)	26,433	*

Named Executive Officers:
Joseph Todisco(10)	330,991	*
Matthew David(11)	376,984	*
Phoebe Mounts(12)	420,714	*
Elizabeth Hurlburt(13)	308,394	*

All executive officers and directors as a group (12 persons)(14)	2,616,239	4.6%

____________

*        Less than 1%

(1)      Based upon 54,812,042 shares of our common stock outstanding on September 6, 2023 and, with respect to each individual holder, rights to acquire our common stock exercisable within 60 days of September 6, 2023.

(2)      Based solely on information contained in Amendment No. 1 to the Statement on Schedule 13G filed with the SEC on February 14, 2023 by Nomura Global Financial Products, Inc. (“NGFP”). NGFP is a wholly owned subsidiary of Nomura Holdings, Inc., which accordingly may be deemed to beneficially own the shares beneficially owned by NGFP. NGFP reported has sole voting power with respect to 0 shares of our common stock, shared voting power with respect to 2,952,334 shares of our common stock, sole dispositive power with respect to 0 shares of our common stock and shared dispositive power with respect to 2,952,334 shares of our common stock. The business address of NGFP is Worldwide Plaza, 309 West 49th Street, New York, NY 10019. The business address of Nomura Holdings, Inc. is 13-1, Nihonbashi 1-chome, Chuo-ku, Tokyo 103-8645, Japan.

(3)      Consists of (i) 10,000 shares of our common stock and (ii) 78,750 shares of our common stock issuable upon exercise of stock options. Mr. Costa retired from the Board as of October 15, 2023 and 78,750 of his stock options may be exercised through October 15, 2024.

(4)      Consists of (i) 53,473 shares of our common stock, and (ii) 140,000 shares of our common stock issuable upon exercise of stock options. Ms. Dillione also holds 48,909 shares of common stock deferred under the Deferred Compensation Plan for Directors, which is excluded for purposes of calculating the number of shares of our common stock beneficially owned as of September 6, 2023.

(5)      Consists of 77,500 shares of our common stock issuable upon exercise of stock options.

(6)      Consists of (i) 9,250 shares of our common stock, and (ii) 107,500 shares of our common stock issuable upon exercise of stock options.

(7)      Consists of (i) 151,034 shares of our common stock held directly, (ii) 30,000 shares of our common stock held by Mr. Kaplan’s wife, 20,000 of which are held by her individually and 10,000 of which are held as a custodian for two of Mr. Kaplan’s grandchildren, and (iii) 121,000 shares of our common stock issuable upon exercise of stock options.

(8)      Consists of (i) 60,498 shares of our common stock held directly, (ii) 2,000 shares of our common stock held by Mr. Lefkowitz’s wife, (iv) 30,152 shares of our common stock held by Wade Capital Corporation Money Purchase Plan, an entity for which Mr. Lefkowitz has voting and investment control, and (v) 118,000 shares of our common stock issuable upon exercise of stock options.

(9)      Consists of (i) 11,000 shares of our common stock, and (ii) 15,433 shares of our common stock issuable upon exercise of stock options.

(10)    Consists of (i) 105,991 shares of our common stock, and (ii) 225,000 shares of our common stock issuable upon exercise of stock options.

(11)    Consists of (i) 3,150 shares of our common stock, and (ii) 373,834 shares of our common stock issuable upon exercise of stock options.

(12)    Consists of (i) 7,200 shares of our common stock, and (ii) 413,514 shares of our common stock issuable upon exercise of stock options.

(13)    Consists of 308,394 shares of our common stock issuable upon exercise of stock options.

(14)    Consists of the following held by our directors and executive officers (i) 477,648 shares of our common stock, and (ii) 2,138,591 shares of our common stock issuable upon exercise of stock options.

DIRECTOR COMPENSATION

Director Compensation in Fiscal 2022

The following table shows the compensation earned by each non-employee director of our Company for the year ended December 31, 2022:

Name	Fees Earned or Paid in Cash ($)	Option Awards(1)(2) ($)	Total ($)
Paulo F. Costa	94,000	59,960	153,960
Janet Dillione	78,000	59,960	137,960
Gregory Duncan	72,000	59,960	131,960
Alan W. Dunton	82,000	59,960	141,960
Myron Kaplan	130,000	59,960	189,960
Steven Lefkowitz	93,000	59,960	152,960
Robert Stewart	—	—	—

____________

(1)      The amounts reported in this column are the dollar amounts representing the aggregate grant date fair value of each stock option award calculated in accordance with the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718 and do not represent the actual value that may be recognized by the directors upon option exercise. For information on the valuation assumptions used in calculating these amounts, see Note 9 to our audited financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022.

(2)      The aggregate number of shares of common stock underlying stock option awards held by each non-employee director that were outstanding as of December 31, 2022 was as follows: 63,750 shares for Mr. Costa; 125,000 shares for Ms. Dillione; 62,500 for Mr. Duncan; 92,500 shares for Dr. Dunton; 106,000 shares for Mr. Kaplan; 103,000 shares for Mr. Lefkowitz. Mr. Stewart joined the Board on April 13, 2023.

Director Compensation Plan

The Board, following the recommendation of the Compensation Committee and, based on advice of Frederic W. Cook & Co., determined that no adjustment was needed with regard to Board and committee cash compensation for 2022.

The 2022 compensation program is set forth below in the table. Each year we make an annual grant of stock options to each non-employee director with respect to 20,000 shares and we make an initial grant of stock options to new non-employee directors with respect to 25,000 shares, prorated as appropriate. All stock options are subject to continued service on the Board through the vesting date. The exercise price per share of each stock option granted to our non-employee directors is equal to the fair market value of our common stock as determined based upon the closing sales price for our stock on the date of grant.

	Cash		Stock Options
Annual Fee	$55,000
First Election to Board			25,000	(1)
Annual Grant, Prorated in First Year Following Election to the Board			20,000	(2)
Additional Annual Fee – Board Chair	$45,000
Additional Annual Fee – Audit Chair	$23,000
Additional Annual Fee – Compensation Chair	$18,000
Additional Annual Fee – Nomination and Governance Chair	$14,000
Additional Annual Fee – Audit Committee Non-Chair Members	$10,000
Additional Annual Fee – Compensation Committee Non-Chair Members	$7,000
Additional Annual Fee – Nomination and Governance Committee Non-Chair Members	$5,000
Additional Annual Fee – Strategic Committee Members	$15,000
Additional One-Time Fee – Search Committee for CEO	$10,000	(3)

____________

(1)      Vest one third each on the date of grant and the first and second anniversary date of grant.

(2)      Vest monthly over one year after the grant date.

(3)      The additional one-time fee for the Search Committee for CEO was paid in second quarter 2022.

We maintain a Deferred Compensation Plan for Directors, pursuant to which our non-employee directors may defer all of their cash director fees and restricted stock units. Any cash fees due to a participating director will be converted into a number of shares of our common stock by dividing the dollar amount of fees payable by the closing price of our common stock on the date such fees would be payable, and the director’s unfunded account is credited with the shares. The shares that accumulate in a director’s account will be paid to the director on the tenth business day in January following the year in which the director’s service terminates for whatever reason, other than death, in which case the account will be paid within 30 days of the date of death to the designated beneficiary, as applicable. In the event of a change in control of our Company, the director would receive cash in an amount equal to the number of shares in the account multiplied by the fair market value of our common stock on the change in control date, and the payment would be accelerated to five business days after the effective date of the change in control.

EXECUTIVE COMPENSATION

Components of Compensation

The key components of our executive compensation package are cash compensation (salary and annual bonuses), long-term equity incentive awards and change in control and other severance agreements. These components are administered with the goal of providing total compensation that recognizes meaningful differences in individual performance, is competitive, varies the opportunity based on individual and corporate performance, and is valued by our Named Executive Officers. During 2022, our Named Executive Officers were Joseph Todisco, Matthew David, Phoebe Mounts, Elizabeth Hurlburt and Thomas Nusbickel. Mr. Todisco began serving as our Chief Executive Officer effective May 10, 2022. Mr. Nusbickel separated from service as our Chief Commercial Officer effective June 1, 2022.

Base Salary

It is the Compensation Committee’s objective to set a competitive rate of annual base salary for each Named Executive Officer. The Compensation Committee believes competitive base salaries are necessary to attract and retain top quality executives, since it is common practice for public companies to provide their named executive officers with a guaranteed annual component of compensation that is not subject to performance risk. The Compensation Committee, on its own or with outside consultants, may establish salary ranges for the Named Executive Officers, with minimum to maximum opportunities that cover the normal range of market variability. The actual base salary for each Named Executive Officer is then derived from those salary ranges based on his or her responsibility, tenure and past performance and market comparability. Annual base salaries for the Named Executive Officers are reviewed and approved by the Compensation Committee in the first quarter following the end of the previous performance year. Changes in base salary are based on the scope of an individual’s current job responsibilities, individual performance in the previous performance year, target pay position relative to the Company’s peer group, and our salary budget guidelines. The Compensation Committee reviews established goals and objectives, and determines an individual’s achievement of those goals and objectives and considers the recommendations provided by the Chief Executive Officer to assist it in determining appropriate salaries for the Named Executive Officers other than the Chief Executive Officer.

For the year ended December 31, 2022, with the advice of outside consultants, including Frederic W. Cook & Co., the Compensation Committee increased the salaries of certain of our Named Executive Officers to account for adjustments in the market. See under the heading “Employment Agreements.”

In March 2019, May 2020, March 2021 and March 2022, respectively, we entered into an employment agreement with each of Phoebe Mounts, our Executive Vice President and General Counsel and Head of Regulatory, Compliance and Legal, Matthew David, our Executive Vice President and Chief Financial Officer, Elizabeth Hurlburt, our Executive Vice President and Head of Clinical Operations, and Joseph Todisco, our Chief Executive Officer. These agreements provide for a salary for each Named Executive Officer and are described under the heading “Employment Agreements.”

Dr. David, our Chief Financial Officer, served as interim Chief Executive Officer until Mr. Todisco was appointed Chief Executive Officer, effective May 10, 2022. Dr. David’s base salary was increased from $330,000 to $425,000 to account for the additional responsibilities associated with serving as the interim Chief Executive Officer. His compensation as the interim Chief Executive Officer is described under the heading “Employment Agreements.” Following Dr. David’s tenure as the interim Chief Executive Officer, and as he continues to serve as Chief Financial Officer, his annual base salary was $375,000 for 2022.

On March 16, 2022, we entered into an employment agreement with Mr. Todisco to serve as our Chief Executive Officer, effective May 10, 2022.

The base salary information for our Named Executive Officers for 2022 is described under the heading “Employment Agreements.”

Annual Bonuses

We maintain the CorMedix Inc. Executive Bonus Plan (the “Bonus Plan”), which is used to grant annual and other performance bonuses to executives, including our Named Executive Officers. The Bonus Plan provides for bonuses based on achievement of performance objectives, as determined by the Compensation Committee for each performance period.

As part of their compensation package, our Named Executive Officers generally have the opportunity to earn annual non-equity incentive bonuses under the Bonus Plan. Annual non-equity bonuses are designed to reward superior executive performance while reinforcing our short-term strategic operating goals. The Board approves, based on the Compensation Committee’s recommendation, an annual corporate target award for the Named Executive Officers based on a percentage of base salary and any applicable terms in any individual employment agreement. Annual bonus targets as a percentage of base salary increase with executive rank so that for the more senior executives, a greater proportion of their total cash compensation is contingent upon annual performance. For 2022, Dr. Mounts, Ms. Hurlburt and Mr. Nusbickel were each eligible for an annual target bonus of 30% of each of their respective base salary then in effect. Dr. David was eligible for an annual target bonus of 30% of base salary prior to serving as interim Chief Executive Officer and the target was increased to 60% of base salary while serving in that role. Following Dr. David’s tenure as the interim Chief Executive Officer, and as he continues to serve as Chief Financial Officer, his annual target bonus for 2022 was 40%. Mr. Todisco joined the Company on May 10, 2022 and his bonus is described in more detail under the heading “Employment Agreements.”

At the beginning of the performance year, the Board approves annual corporate goals and objectives, based on the recommendations of the Compensation Committee. The Board or Compensation Committee approves bonus awards, if any, for each Named Executive Officer based on the achievement of these pre-established corporate goals and such other factors as our Board or Compensation Committee deems appropriate, based on recommendations of the Compensation Committee. For any given performance year, proposed annual bonuses may range from 0% to 100% of target, or higher under certain circumstances. Corporate performance has a significant impact on the annual bonus amounts because the Compensation Committee and Board believe it is an appropriate measure of how the Named Executive Officer contributed to business results. For 2022, the Compensation Committee determined that it was appropriate to pay bonuses to Mr. Todisco, Dr. Mounts, Dr. David and Ms. Hurlburt based on achievement of corporate goals and individual performance in 2022. Each of Mr. Todisco, Dr. Mounts, Dr. David and Ms. Hurlburt received performance bonuses of $305,760, $88,200, $147,235 and $84,848, respectively. In the case of Dr. David, his bonus reflected his bonus targets as both the interim Chief Executive Officer and Chief Financial Officer, on a prorated basis. These bonuses were paid in early 2023. Mr. Nusbickel received a bonus in accordance with the terms of his separation agreement as described under “Employment Agreements” below.

In 2021, the Compensation Committee approved a special performance bonus opportunity under the Bonus Plan for Dr. David, who was then serving as interim Chief Executive Officer and Executive Vice President and Chief Financial Officer, Dr. Mounts, and Ms. Hurlburt, to provide an incentive for the Company’s leadership team to accomplish specific performance objectives during a performance period beginning October 1, 2021 and ending March 31, 2022. The executives had an opportunity to earn a performance bonus of up to 30% of salary for Dr. Mounts and Ms. Hurlburt and up to 60% of salary for Dr. David based on attainment of key performance objectives, continued employment and compliance with restrictive covenants. With new leadership while Dr. David served as interim Chief Executive Officer, the Compensation Committee determined that it was appropriate to provide specific targeted performance objectives tied to incentive payments to drive performance that is intended to support our long-term performance. In May 2022, Dr. David, Dr. Mounts and Ms. Hurlburt received performance bonuses of $242,250, $106,875 and $89,775, respectively.

Long-Term Incentive Equity Awards

We believe that long-term performance is achieved through an ownership culture that encourages high performance by our Named Executive Officers through the use of stock-based awards. Our long-term incentive plans were established to provide our employees, including our Named Executive Officers, with incentives to help align employees’ interests with the interests of our stockholders. The Compensation Committee believes that the use of stock-based awards offers the best approach to achieving our long-term compensation goals. We have historically elected to use stock options as the primary long-term equity incentive vehicle; however, the Compensation Committee may in the future utilize other forms of equity grants as part of our long-term incentive program. We have selected the Black-Scholes method of valuation for share-based compensation. Due to the early stage of our business and our desire to preserve cash, we may provide a greater portion of total compensation to our Named Executive Officers through stock options and other equity grants than through cash-based compensation. The Compensation Committee generally oversees the administration of our equity plans.

Stock Options

On October 13, 2022, our shareholders approved the Amended and Restated 2019 Omnibus Stock Incentive Plan, which, subject to certain adjustments, authorizes us to issue up to 4,800,000 additional shares of our common stock as long-term equity incentives to our employees, consultants and directors. The long-term incentives may be in the form of stock options, stock appreciation rights, restricted stock, restricted stock units, dividend equivalent rights, or other rights or benefits to employees, consultants, and directors of our Company or a related entity.

The Compensation Committee or the Board, based on Compensation Committee recommendations, makes stock option awards to Named Executive Officers based upon a review of competitive compensation data, its assessment of individual performance, a review of each Named Executive Officer’s existing long-term incentives, and retention considerations. Periodic stock option grants are made, or recommended to the Board, at the discretion of the Compensation Committee to eligible employees and, in appropriate circumstances, the Compensation Committee considers the recommendations of our Chief Executive Officer.

Stock options granted to employees have an exercise price equal to the fair market value of our common stock on the day of grant, typically vest based on continued employment and, for performance-based grants, upon the achievement of certain performance-based milestones, and generally expire 10 years after the date of grant. The fair value of the options granted to the Named Executive Officers in the Summary Compensation Table is determined in accordance with FASB ASC Topic 718 and do not represent the actual value that may be recognized by the Named Executive Officers upon option exercise. Incentive stock options also include certain other terms necessary to ensure compliance with the Internal Revenue Code of 1986, as amended (the “Code”).

In February 2023, the Board, based on the recommendation of the Compensation Committee, granted time-based stock options to our Named Executive Officers based on 2022 metrics, as determined by the Board. The time-based stock options vest annually in four increments while the executive remains employed by the Company. The Board granted 125,000 time-based stock options each to Dr. David, Dr. Mounts and Ms. Hurlburt, all with an exercise price of $4.43 per share, and 400,000 time-based stock options to Mr. Todisco with an exercise price of $4.43 per share.

In January 2021, the Board, based on the recommendation of the Compensation Committee, granted a mix of time-based and performance-based stock options to Dr. Mounts, Dr. David and Ms. Hurlburt. The time-based stock options vested annually in four increments while the executive remained employed by the Company. These performance-based stock options were forfeited in December 2022 because the performance was not achieved.

We expect to continue to use stock options as a long-term incentive vehicle because:

•        Stock options align the interests of our Named Executive Officers with those of our stockholders, supporting a pay-for-performance culture, foster employee stock ownership, and focus the management team on increasing value for our stockholders.

•        Stock options are performance-based. All of the value received by the recipient of a stock option is based on the growth of the stock price. In addition, stock options can be issued with vesting based on the achievement of performance goals.

•        Stock options help to provide balance to the overall executive compensation program, as base salary and annual bonuses focus on short-term compensation, while the stock options reflect stockholder value over the longer term.

•        The vesting period of stock options encourages executive retention and the preservation of stockholder value. In determining the number of stock options to be granted to our Named Executive Officers, we take into account the individual’s position, scope of responsibility, ability to affect profits and stockholder value, the individual’s historic and recent performance and the value of stock options in relation to other elements of the individual Named Executive Officer’s total compensation.

Executive Benefits and Perquisites

Our Named Executive Officers are parties to employment agreements as described below. In addition, consistent with our compensation philosophy, we intend to continue to maintain our current benefits for our Named Executive Officers, including medical, dental and life insurance and the ability to contribute to a 401(k) plan; however, the Compensation Committee in its discretion may revise, amend, or add to the officer’s executive benefits if it deems it advisable. We believe these benefits are currently comparable to benefit levels for comparable companies.

Employment Agreements

Employment Agreements with Current Named Executive Officers

On March 16, 2022, we entered into an employment agreement with Mr. Todisco, our Chief Executive Officer. After the initial three-year term, the term of the employment agreement will automatically renew for additional successive one-year periods, unless either party notifies the other in writing at least 90 days before the expiration of the then-current term that the term will not be renewed. The terms of Mr. Todisco’s employment agreement are further described below.

On May 11, 2020, we entered into an employment agreement with Dr. David to serve as our Chief Financial Officer. After the initial three-year term of the employment agreement, the term of the employment agreement will automatically renew for additional successive one-year periods, unless either party notifies the other in writing at least 90 days before the expiration of the then-current term that the term will not be renewed.

On October 26, 2021, we entered into a letter agreement with Dr. David which modified certain terms of his employment agreement, dated as of May 11, 2020, and provided other compensation as a result of Dr. David serving as our interim Chief Executive Officer, effective as of October 4, 2021 through May 10, 2022. Pursuant to the letter agreement, during the period in which Dr. David served as interim Chief Executive Officer, his base salary was increased to $425,000 from $330,000, which is the amount set forth in his employment agreement. After Dr. David ceased to serve as interim Chief Executive Officer and while he serves as Chief Financial Officer, he receives an annual base salary of $375,000, effective May 10, 2022. Under the letter agreement, Dr. David’s target annual bonus with respect to the period during which he served as interim Chief Executive Officer was increased to 60% from 30% of his base salary. After Dr. David ceased to serve as interim Chief Executive Officer, his target annual bonus is 40% of his base salary.

On March 10, 2021, we entered into an employment agreement with Ms. Hurlburt to serve as our Executive Vice President and Head of Clinical Operations. After the initial three-year term of the employment agreement, the term of the employment agreement will automatically renew for additional successive one-year periods, unless either party notifies the other in writing at least 90 days before the expiration of the then-current term that the term will not be renewed.

On March 19, 2019, we entered into an employment agreement with Dr. Mounts to serve as our Executive Vice President and General Counsel and Head of Regulatory, Compliance and Legal, effective May 19, 2019. The term of the employment agreement will automatically renew for additional successive one-year periods, unless either party notifies the other in writing at least 90 days before the expiration of the then-current term that the term will not be renewed.

On April 29, 2021, we entered into an employment agreement with Mr. Nusbickel, our Chief Commercial Officer. In connection with Mr. Nusbickel’s separation from service effective June 1, 2022, we and Mr. Nusbickel entered into a separation agreement and release dated as of May 10, 2022 (the “Nusbickel Separation Agreement”). Mr. Nusbickel was eligible to receive severance benefits on account of termination without Cause under the employment agreement. Under the Nusbickel Separation Agreement, Mr. Nusbickel received the severance payments and benefits described in his employment agreement as follows: (i) lump sum payment of 44 days compensation in lieu of notice; (ii) payment of base salary for a period of nine months following June 1, 2022; (iii) payment of an annual bonus on a prorated basis, for the 2022 year, based on achievement of specified bonus objectives; (iv) the monthly payment of a portion of his COBRA premium for a period of nine months following June 1, 2022 or until he became eligible for group health insurance coverage under another employer’s plan, whichever occurs first; and (v) all equity awards and stock options that are scheduled to vest on or before the next succeeding anniversary of the date of termination shall be accelerated and deemed to have vested as of the termination date, provided that any performance-based equity awards and stock options will not accelerate, as such vesting requirements have not been successfully met as of the date of termination. Mr. Nusbickel is bound by confidentiality, non-solicitation and non-competition covenants under his employment agreement, among other terms.

Pursuant to their respective employment agreements, Mr. Todisco receives an annual salary of $600,000 (effective May 2022), Dr. Mounts receives an annual salary of $375,000, Dr. David receives an annual salary of $375,000 (effective May 2022), and Ms. Hurlburt receives an annual salary of $365,000 (effective May 2022). Dr. David’s salary was increased to $425,000 from October 2021 to May 2022 while he served as interim Chief Executive Officer. Such salaries cannot be decreased unless all officers and/or members of our executive management team experience an equal or greater percentage reduction in base salary and/or total compensation, provided that any reduction in an executive’s salary may be no greater than 25%.

Each executive is eligible for an annual bonus of up to 30% for Ms. Hurlburt, up to 30% for Dr. Mounts, up to 40% for Dr. David (which was increased up to 60% while he served as interim Chief Executive Officer) and up to 65% for Mr. Todisco (solely with respect to the 2022 fiscal year, Mr. Todisco will receive an annual bonus not less than $195,000), of his or her base salary then in effect, as determined by our Board or the Compensation Committee. In determining such bonus payment, our Board or the Compensation Committee will take into consideration the achievement of specified Company objectives, predetermined by our Board or the Compensation Committee and Chief Executive Officer, and such other factors as our Board or the Compensation Committee deems appropriate. Each executive generally must be employed through December 31 of a given year to be eligible to earn that year’s annual bonus.

The following provisions of the employment agreements with Mr. Todisco, Drs. David and Mounts and Ms. Hurlburt are identical except where noted.

If we terminate the executive’s employment for Cause (as defined in the employment agreement), the executive will be entitled to receive only the accrued compensation due to him or her as of the date of such termination, rights to indemnification and directors’ and officers’ liability insurance, and as otherwise required by law, and certain equity awards will be forfeited.

If we terminate the executive’s employment other than for Cause, and other than for death, disability or notice of nonrenewal, or if the executive resigns for Good Reason (as defined in the employment agreement), the executive will receive the following benefits: (i) payment of any accrued compensation and any unpaid bonus relating to the completed prior year, as well as rights to indemnification and directors’ and officers’ liability insurance and any rights or privilege otherwise required by law; (ii) we will continue to pay the executive’s base salary for a period of twelve months in the case of Mr. Todisco following termination of employment and nine months for the other executives; (iii) payment on a prorated basis for any target bonus for the year of termination based on the actual achievement of the specified bonus objectives; (iv) if the executive timely elects continued health insurance coverage under COBRA, then we will pay the premium to continue such coverage for him or her and his or her eligible dependents in an amount equal to the portion paid for by us during the executive’s employment until the conclusion of the time when he or she is receiving continuation of base salary payments or until he or she becomes eligible for group health insurance coverage under another employer’s plan, whichever occurs first, provided however that we have the right to terminate such payment of COBRA premiums on behalf of the executive and instead pay him or her a lump sum amount equal to the COBRA premium times the number of months remaining in the specified period if we determine in our discretion that continued payment of the COBRA premiums is or may be discriminatory under Section 105(h) of the Code; and (v) unvested equity awards that are scheduled to vest on or before the next succeeding anniversary of the date of termination shall be accelerated and deemed to have vested as of the termination date, and in the case of Mr. Todisco, accelerated vesting of the restricted stock units granted to him on May 10, 2022; provided that any performance based equity awards whose vesting requirements have not been successfully met as of the date of termination of employment or resignation with Good Reason will not accelerate.

In addition, in the event of a termination by the Company without Cause or the executive’s resignation of employment for Good Reason, in either case within 24 months following a Corporate Transaction (as defined in the employment agreement), all equity awards shall become fully vested and exercisable, and vested stock options will remain exercisable for a specified period of time following termination or resignation or, if earlier, the expiration date of the stock option, and, in the case of Mr. Todisco, a payment in the amount of 150% of the sum of Mr. Todisco’s then-current base salary and his target bonus in effect will be paid in equal monthly installments over 18 months following termination (instead of the twelve month severance described above). The separation benefits set forth above are conditioned upon the executive executing a release of claims against us, our parents, subsidiaries, and affiliates, and each such entities’ officers, directors, employees, agents, successors, and assigns in a form acceptable to us, within a time specified therein, which release is not revoked within any time period allowed for revocation under applicable law.

If the executive terminates his or her employment by written notice of termination or if the executive or we terminate his or her employment by providing a notice of nonrenewal at least 90 days before the employment agreement is set to expire, the executive will not be entitled to receive any payments or benefits other than any accrued compensation, any unpaid prior year’s bonus, rights to indemnification and directors’ and officers’ liability insurance and as otherwise required by law.

If the executive’s employment is terminated as a result of his or her death or disability, we will pay the executive or the executive’s estate, as applicable, any accrued compensation and any unpaid prior year’s bonus.

Our employment agreements with Mr. Todisco, Drs. David and Mounts and Ms. Hurlburt each contain a non-compete provision that provides that during the employment and for a specified period immediately following the executive’s separation from employment for any reason, the executive is prohibited from engaging in any business involving the development or commercialization of a preventive anti-infective product that would be a direct competitor of DefenCath/Neutrolin or a product containing taurolidine or any other product being actively developed or produced by us within the United States and the European Union (or in the case of Dr. David, Mr. Todisco and Ms. Hurlburt worldwide) on the date of termination of his or her employment.

Tax and Accounting Considerations

U.S. federal income tax generally limits the tax deductibility of compensation we pay to our Named Executive Officers and certain other officers to $1.0 million each in the year the compensation becomes taxable to the executive officers. Although deductibility of compensation is considered, tax deductibility is not a primary objective of our compensation programs. Rather, we seek to maintain flexibility in how we compensate our executive officers so as to meet a broader set of corporate and strategic goals and the needs of stockholders, and as such, we may be limited in our ability to deduct amounts of compensation from time to time. Accounting rules require us to expense the cost of our stock option grants. Because of option expensing and the impact of dilution on our stockholders, we pay close attention to, among other factors, the type of equity awards we grant and the number and value of the shares underlying such awards.

Pension Benefits

We do not maintain any qualified or nonqualified defined benefit pension plans. As a result, none of our Named Executive Officers participate in or have benefits under qualified or nonqualified defined benefit pension plans sponsored by us. Our Compensation Committee may elect to adopt qualified or nonqualified pension benefit plans in the future if it determines that doing so is in our best interests.

Nonqualified Deferred Compensation

None of our Named Executive Officers participate in nonqualified defined contribution plans or other nonqualified deferred compensation plans maintained by us. Our Compensation Committee may elect to provide our officers and other employees with nonqualified deferred compensation benefits in the future if it determines that doing so is in our best interests.

SUMMARY COMPENSATION TABLE

The following table sets forth information with respect to compensation earned by our Named Executive Officers in the years ended December 31, 2022 and 2021:

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)		Stock Awards(1) ($)	Option Awards(1) ($)		Non-Equity Incentive Plan Compensation ($)		All Other Compensation ($)		Total ($)
Joseph Todisco(2)	2022	378,461	—		701,245	1,273,500		305,760	(3)	32,223	(4)	2,691,189
Chief Executive Officer
Matthew David(5)	2022	393,462	—		—	305,900		389,485	(6)	47,697	(4)	1,136,544
Executive Vice President and Chief Financial Officer	2021	351,923	75,900	(7)	—	951,895		—		43,584		1,423,302
Phoebe Mounts	2022	375,000	—		—	428,260		195,075	(8)	12,146	(4)	1,010,481
Executive Vice President and General Counsel and Head of Regulatory, Compliance and Legal	2021	375,000	61,875	(7)	—	1,164,810		—		11,412		1,613,097
Elizabeth Hurlburt	2022	346,346	—		—	305,900		175,623	(9)	16,942	(4)	844,811
Executive Vice President and Head of Clinical Operations	2021	310,800	37,800	(7)	—	742,910		—		44,818		1,136,328
Thomas Nusbickel(10)	2022	191,827	—		—	305,900	(10)	31,384	(11)	416,766	(12)	945,877
Former Chief Commercial Officer	2021	233,654	75,000	(7)	—	1,540,265		—		27,663		1,876,582

____________

(1)      The amounts reported in this column are the dollar amounts representing the aggregate grant date fair value of each award calculated in accordance with FASB ASC Topic 718 and do not represent the actual value that may be recognized by the Named Executive Officers upon option exercise. For information on the valuation assumptions used in calculating these amounts, see Note 9 to our audited financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022.

(2)      Mr. Todisco became our Chief Executive Officer on May 10, 2022.

(3)      Represents annual bonus for the 2022 year that was accrued in fiscal year 2022 and paid in 2023.

(4)      Represents premiums paid by us for health benefits and 401(k) employer match.

(5)      Dr. David served as the interim Chief Executive Officer effective October 4, 2021 through May 10, 2022.

(6)      Represents (i) an incentive cash award of $242,250, which was earned as a result of our performance during the period October 2021 through March 2022 and paid in 2022, under a special performance bonus opportunity, and (ii) $147,235 for annual bonuses for the 2022 year that were accrued in fiscal year 2022 and paid in 2023. Solely with respect to (i) herein, $89,250 of the payment was accrued on an estimated basis for financial accounting purposes in the 2021 year and $153,000 was accrued for financial accounting purposes in the 2022 year.

(7)      Represents discretionary annual bonuses accrued in fiscal year 2021 paid in 2022.

(8)      Represents (i) an incentive cash award of $106,875, which was earned as a result of our performance during the period October 2021 through March 2022 and paid in 2022, under a special performance bonus opportunity, and (ii) $88,200 for annual bonuses for the 2022 year that were accrued in fiscal year 2022 and paid in 2023. Solely with respect to (i) herein, $39,375 of the payment was accrued on an estimated basis for financial accounting purposes in the 2021 year and $67,500 was accrued for financial accounting purposes in the 2022 year.

(9)      Represents (i) an incentive cash award of $89,775, which was earned as a result of our performance during the period October 2021 through March 2022 and paid in 2022, under a special performance bonus opportunity, and (ii) $85,848 for annual bonuses for the 2022 year that were accrued in fiscal year 2022 and paid in 2023. Solely with respect to (i) herein, $33,075 of the payment was accrued on an estimated basis for financial accounting purposes in the 2021 year and $56,700 was accrued for financial accounting purposes in the 2022 year.

(10)    On May 10, 2022, we and Thomas Nusbickel came to a mutual agreement pursuant to which Mr. Nusbickel separated from service as our Chief Commercial Officer, effective June 1, 2022. Stock options granted in 2022 include 50,000 options that were forfeited when his employment was terminated, with a grant date fair value of $152,950.

(11)    Represents an annual bonus for the 2022 year that accrued in 2022 and was paid in fiscal year 2023.

(12)    Represents premiums paid by us for health benefits, 401(k) plan employer match, sign-on bonus in cash of $50,000 under Mr. Nusbickel’s employment agreement, and severance pay for Mr. Nusbickel of $320,673 of which $251,215 was paid in 2022 and the remaining balance of $69,458 is payable in 2023.

Outstanding Equity Awards at Fiscal Year-End 2022

The following table contains certain information concerning unexercised options for the Named Executive Officers as of December 31, 2022.

		Option Awards						Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options #(2)	Option Exercise Price ($)	Option Expiration Date	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(3)
Joseph Todisco	05/10/2022	—	500,000	(4)	—	3.38	05/09/2032	—		—
	05/10/2022	—	—		—	—	—	207,469	(5)	875,519

Matthew David	05/11/2020	63,667	41,500	(6)	19,833	5.63	05/11/2030	—		—
	05/11/2020	63,667	41,500	(6)	19,833	4.08	05/11/2030	—		—
	01/11/2021	20,000	20,000	(7)	—	8.32	01/10/2031	—		—
	11/01/2021	62,500	62,500	(8)	—	5.56	10/31/2031	—		—
	02/18/2022	25,000	75,000	(9)	—	4.03	02/17/2032	—		—

Phoebe Mounts	05/01/2019	49,500	10,500	(10)	10,000	7.92	05/01/2029	—		—
	02/25/2020	18,573	6,191	(11)	—	5.63	02/25/2030	—		—
	05/11/2020	37,500	12,500	(12)	—	4.08	05/11/2030	—		—
	05/11/2020	37,500	12,500	(12)	—	5.63	05/11/2030	—		—
	01/11/2021	35,000	35,000	(7)	—	8.32	01/10/2031	—		—
	11/01/2021	50,000	50,000	(8)	—	5.56	10/31/2031	—		—
	02/18/2022	35,000	105,000	(9)	—	4.03	02/17/2032	—		—

Elizabeth Hurlburt	03/19/2018	54,000	—		—	1.45	3/19/2028	—		—
	01/10/2019	20,880	—		—	8.30	01/10/2029	—		—
	02/25/2020	18,573	6,191	(11)	—	5.63	02/25/2030	—		—
	05/11/2020	28,125	9,375	(12)	—	4.08	05/11/2030	—		—
	05/11/2020	28,125	9,375	(12)	—	5.63	05/11/2030	—		—
	01/11/2021	35,000	35,000	(7)	—	8.32	01/10/2031	—		—
	02/18/2022	25,000	75,000	(9)	—	4.03	02/17/2032	—		—

____________

(1)      The shares underlying the stock options vest annually subject to continued employment through the applicable vesting date.

(2)      The shares underlying the stock options vest based on achievement of specific milestones and continued employment and become exercisable if and when a milestone is achieved.

(3)      The market value was determined by multiplying the closing market price per share of our common stock on the Nasdaq Global Market on December 30, 2022, the last trading day of fiscal year 2022, which was $4.22, by the number of shares underlying the award.

(4)      The shares underlying this stock option vest over four years, 25% per year on the first anniversary of the date of grant and the next three anniversaries, subject to continued employment.

(5)      Each restricted stock unit represents the right to receive one share of our common stock. 50% of the restricted stock units vested on May 10, 2023, 30% on the second anniversary of the grant date, and the remaining 20% on the third anniversary of the grant date, subject to continued service through the applicable vesting date.

(6)      50% of the shares underlying this stock option vested on May 11, 2023, and the remainder of the shares underlying this stock option will vest on May 11, 2024.

(7)      50% of the shares underlying this stock option vested on January 11, 2023, and the remainder of the shares underlying this stock option will vest on January 11, 2024.

(8)      50% of the shares underlying this stock option vested on November 1, 2023, and the remainder of the shares underlying this stock option will vest on November 1, 2024.

(9)      One-third of the shares underlying this stock option vested on February 18, 2023, and the remainder of the shares underlying this stock option will vest a third in equal annual installments until February 18, 2025.

(10)    The shares underlying this stock option vested on May 1, 2023.

(11)    The shares underlying this stock option vested on February 25, 2023.

(12)    The shares underlying this stock option vested on May 11, 2023.

Option Repricings

We did not engage in any repricings or other modifications to any of our Named Executive Officers’ outstanding options during the year ended December 31, 2022.

Potential Payments on a Qualifying Termination

If the severance payments called for in our employment agreements for Mr. Todisco, Dr. David, Dr. Mounts and Ms. Hurlburt had been triggered on December 31, 2022, we would have been obligated to make the following payments:

Name	Cash Severance Payment ($ per month) and (# of months paid)			Severance Benefits ($ per month) and (# of months paid)(1)		Number of Options (# that would vest) and ($ market value)(2)		Number of Restricted Stock Units (# that would vest) and ($ market value)(3)
Joseph Todisco	$50,000	(4)	12 mos.	$3,402	12 mos.	500,000	$420,000	207,469	$875,519
Matthew David	$31,250	(5)	9 mos.	$3,383	9 mos.	116,500	$20,060	0	$0
Phoebe Mounts	$31,250	(5)	9 mos.	$0	9 mos.	117,500	$21,700	0	$0
Elizabeth Hurlburt	$30,417	(5)	9 mos.	$0	9 mos.	84,375	$15,563	0	$0

____________

(1)      Consists of COBRA payments.

(2)      The market value equals the difference between the fair market value of the shares that could be acquired based on the closing sale price per share of our common stock on the Nasdaq Global Market on December 30, 2022, the last trading day of fiscal year 2022, which was $4.22, and the exercise prices of the applicable stock options.

(3)      The market value of the shares that could be acquired was based on the closing sale price per share of our common stock on the Nasdaq Global Market on December 30, 2022, the last trading day of fiscal year 2022, which was $4.22.

(4)      Represents severance based on monthly base salary, payable for 12 months. Any bonus for the year of termination based on performance would also be paid.

(5)      Represents severance based on monthly base salary, payable for 9 months. Any bonus for the year of termination based on performance would also be paid.

The severance payment called for in the employment agreement with Thomas Nusbickel was triggered on June 1, 2022. We were obligated to make the following payment pursuant to the Separation Agreement with Mr. Nusbickel, dated May 10, 2022:

Name	Cash Severance Payment ($ per month) and (# of months paid)			Severance Benefits ($ per month) and (# of months paid)(1)		Number of Options (# that would vest) and ($ market value)(2)
Thomas Nusbickel(3)	$31,250	(4)	9 mos.	$2,882	9 mos.	0	$0

____________

(1)      Consists of COBRA payments.

(2)      The market value equals the difference between the fair market value of the shares that could be acquired based on the closing sale price per share of our common stock on the Nasdaq Global Market on December 30, 2022, the last trading day of fiscal year 2022, which was $4.22, and the exercise prices of the applicable stock options.

(3)      Pursuant to Mr. Nusbickel’s Separation Agreement, we paid Mr. Nusbickel an additional lump sum payment of $39,423 which represented base salary for 44 days as pay in lieu of notice, and a prorated bonus for the year of termination of $31,384.

(4)      Represents severance pay based on monthly base salary.

Equity Compensation Plan Information

The following table provides information as of December 31, 2022 about our common stock that may be issued upon the exercise of options, warrants and rights under all of our existing equity compensation plans (including individual arrangements):

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted- average exercise price of outstanding options, warrants and rights (b)		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders(1)	4,661,838	(2)	$6.21	(3)	4,995,109
Equity compensation plans not approved by security holders	—		—		—
Total	4,661,838				4,995,109

____________

(1)      Our 2013 Stock Incentive Plan was approved by our stockholders on July 30, 2013. Our 2019 Omnibus Stock Incentive Plan was approved by our stockholders on November 26, 2019. Our Amended and Restated 2019 Omnibus Stock Incentive Plan was approved by our stockholders on October 13, 2022.

(2)      Consist of 4,454,369 shares of our common stock underlying stock options and 207,469 shares of our common stock underlying restricted stock units.

(3)      Applicable to shares of our common stock underlying outstanding stock options only.

Pay Versus Performance

As required by Item 402(v) of SEC Regulation S-K, the following information is presented to disclose the relationship between executive compensation actually paid (“CAP”), as calculated under the applicable SEC rules, and the Company’s financial performance for the last two (2) fiscal years. As required by SEC rules, as it applies to smaller reporting companies, the table presented below discloses CAP for (i) our principal executive officer (“PEO”) and (ii) our named executive officers other than the PEO (the “Non-PEO NEOs”), on an average basis.

The methodology for calculating amounts presented in the columns “CAP to PEO” and “Average CAP to Non-PEO NEOs,” including details regarding the amounts that were deducted from, and added to, the Summary Compensation Table totals to arrive at the values presented for CAP, are provided in the footnotes to the table.

The calculations and analysis below do not necessarily reflect the Company’s approach to aligning executive compensation with performance. For information concerning the Company’s compensation philosophy and how the Company aligns executive compensation with financial performance, refer to the Executive Compensation discussion beginning on page 24 of this proxy statement.

Pay Versus Performance Table

In accordance with applicable SEC rules, the following table sets forth information concerning Summary Compensation Table (“SCT”) Total Compensation and CAP for the Company’s PEO and Non-PEO NEOs for fiscal years 2022 and 2021 and the corresponding financial performance in each year.

Year	SCT Total – PEO Baluch(1)(2) ($)	CAP – PEO Baluch(1)(3) ($)	SCT Total – PEO David(1)(2) ($)	CAP – PEO David(1)(3) ($)	SCT Total – PEO Todisco(1)(2) ($)	CAP – PEO Todisco(1)(3) ($)	Average SCT Total – Non-PEO ($)(1)(4)	Average CAP Total Non- PEO(1)(3) ($)	Value of Initial Fixed $100 Investment Based On:	Net Income (Loss)/ Income in ($000)
									Total Shareholder Return(5) ($)
2022	—	—	$1,136,544	$798,472	$2,691,189	$3,212,105	$933,723	$408,809	$56.80	$(29,702)
2021	$2,596,172	$917,222	$1,423,302	$721,720	—	—	$1,491,339	$880,523	$61.24	$(28,210)

____________

(1)      For 2021, Khoso Baluch and Dr. David served as our PEOs, with Mr. Baluch serving from January 1, 2021 through October 3, 2021, and for Dr. David serving from October 4, 2021 through December 31, 2021. For 2022, Dr. David and Mr. Todisco served as our PEOs, with Dr. David serving from January 1, 2022 through May 9, 2022, and for Mr. Todisco serving from May 10, 2022 through December 31, 2022. The Company’s Non-PEO NEOs for the applicable years are as follows:

(a)      2022: Phoebe Mounts, Elizabeth Hurlburt, and Thomas Nusbickel.

(b)      2021: Phoebe Mounts, Elizabeth Hurlburt, Thomas Nusbickel, and John Armstrong.

(2)      The dollar amounts reported in this column are the amounts of total compensation reported for each PEO for each corresponding fiscal year in the “Total” column of the SCT. Mr. Baluch is not a Named Executed Officer for fiscal year 2022 and, accordingly, he is not required to be included in the SCT in this proxy statement. Refer to the SCT as set forth on page 30 of this proxy statement and, with respect to Mr. Baluch, refer to the SCT as set forth on page 30 of the proxy statement for the 2022 Annual Meeting of the Stockholders.

(3)      The dollar amounts shown for CAP are computed in accordance with Item 402(v) of Regulation S-K and do not reflect the cash and/or equity value transferred to the PEO or Non-PEO NEOs during the applicable year. These amounts reflect total compensation as reported in the SCT with certain adjustments as described below:

Year	Reported SCT Total	Reported Value of Equity Awards(a)	Equity Award Adjustments(b)	CAP
2022 Baluch	N/A	N/A	N/A	N/A
2021 Baluch	$2,596,172	$(1,698,080)	$19,130	$917,222
2022 David	$1,136,543	$(305,900)	$(32,171)	$798,472
2021 David	$1,423,302	$(951,895)	$250,313	$721,720
2022 Todisco	$2,691,189	$(1,974,745)	$2,495,661	$3,212,105
2021 Todisco	N/A	N/A	N/A	N/A

____________

(a)      The grant date fair value of equity awards represents the total of the amounts reported in the “Stock Awards” and “Option Awards” columns in the SCT for the applicable year.

(b)      The equity award adjustments for each covered fiscal year include the addition (or subtraction, as applicable) of the following, as applicable: (i) the year-end fair value of any equity awards granted during the covered fiscal year that are outstanding and unvested as of the end of the covered fiscal year; (ii) the amount of change as of the end of the covered fiscal year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the covered fiscal year; (iii) for awards that are granted and vest in same year, the fair value as of the vesting date; (iv) for awards granted in any prior fiscal year that vest at the end of or during the covered fiscal year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value; (v) for awards granted in any prior fiscal year that are determined to fail to meet the applicable vesting conditions during the covered fiscal year, a deduction for the amount equal to the fair value at the end of the prior fiscal year; and (vi) the dollar value of any dividends or other earnings paid on stock or option awards in the covered fiscal year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for the covered fiscal year. The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant. The amounts deducted or added in calculating the equity award adjustments are as follows:

Year	Year End Fair Value of Outstanding and Unvested Equity Awards Granted in Covered Fiscal Year	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Fiscal Year(s)	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Same Year	Year over Year Change in Fair Value of Equity Awards Granted in Prior Fiscal Year(s) that Vested in Covered Fiscal Year	Fair Value at the End of the Prior Fiscal Year of Equity Awards that Failed to Meet Vesting Conditions in Covered Fiscal Year	Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation for Covered Fiscal Year	Total Equity Award Adjustments
2022 Baluch	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2021 Baluch	$—	$—	$348,805	$(31,566)	$(298,109)	$—	$19,130
2022 David	$225,917	$(120,207)	$76,475	$(102,998)	$(111,358)	$—	$(32,171)
2021 David	$505,309	$(477,922)	$194,574	$28,352	$—	$—	$250,313
2022 Todisco	$2,495,661	$—	$—	$—	$—	$—	$2,495,661
2021 Todisco	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Year	Average Reported SCT Total for Non-PEO NEOs	Average Reported Value of Equity Awards(a)	Average Equity Award Adjustments(b)	Average Compensation Actually Paid to Non-PEO NEOs
2022	$933,723	$(346,686)	$(178,228)	$408,809
2021	$1,491,339	$(1,047,724)	$436,908	$880,523

____________

(a)      The grant date fair value of equity awards represents the total of the amounts reported in the “Stock Awards” and “Option Awards” columns in the SCT for the applicable year.

(b)      The equity award adjustments for each covered fiscal year include the addition (or subtraction, as applicable) of the following, as applicable: (i) the year-end fair value of any equity awards granted during the covered fiscal year that are outstanding and unvested as of the end of the covered fiscal year; (ii) the amount of change as of the end of the covered fiscal year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the covered fiscal year; (iii) for awards that are granted and vest in same year, the fair value as of the vesting date; (iv) for awards granted in any prior fiscal year that vest at the end of or during the covered fiscal year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value; (v) for awards granted in any prior fiscal year that are determined to fail to meet the applicable vesting conditions during the covered fiscal year, a deduction for the amount equal to the fair value at the end of the prior fiscal year; and (vi) the dollar value of any dividends or other earnings paid on stock or option awards in the covered fiscal year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for the covered fiscal year. The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant. The amounts deducted or added in calculating the equity award adjustments are as follows:

Year	Year End Fair Value of Outstanding and Unvested Equity Awards Granted in Covered Fiscal Year	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Fiscal Year(s)	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Same Year	Year over Year Change in Fair Value of Equity Awards Granted in Prior Fiscal Year(s) that Vested in Covered Fiscal Year	Fair Value at the End of the Prior Fiscal Year of Equity Awards that Failed to Meet Vesting Conditions in Covered Fiscal Year	Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation for Covered Fiscal Year	Total Equity Award Adjustments
2022	$180,734	$(38,409)	$90,653	$(103,301)	$(307,905)	$—	$(178,228)
2021	$430,986	$(115,355)	$119,408	$37,577	$(35,708)	$—	$436,908

(4)      The dollar amounts reported in this column are the average amounts of total compensation reported for the Non-PEO NEOs for each corresponding fiscal year in the “Total” column of the SCT. Dr. David served as PEO during fiscal year 2022 and fiscal year 2021. Accordingly, all of Dr. David’s compensation for fiscal year 2022 and fiscal year 2021 is included as PEO compensation, and none of his compensation is included as Non-PEO NEO compensation. Refer to the SCT as set forth on page 30 of this proxy statement.

(5)      Total Shareholder Return shown in this table assumes $100 was invested for the period starting December 31, 2020 through December 31 of the applicable fiscal year in the Company’s common stock as traded under ticker CRMD on Nasdaq. The historical stock price performance of our common stock shown is not necessarily indicative of future stock price performance.

Analysis of the Information Presented in the Pay Versus Performance Table

In accordance with Item 402(v) of Regulation S-K, we are providing graphic descriptions of the relationships between information presented in the Pay Versus Performance Table.

CAP v. TSR

The following graph illustrates a comparison of CAP to our PEOs, the average CAP to our Non-PEO NEOs and the Company’s cumulative TSR over the two-year period from 2021 through 2022.

Compensation Actually Paid Versus CRMD TSR
2021
2022
$4,500
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
Compensation ($000)
$61
$4,011
$1,639
$881
$57
$409
$62
$61
$60
$59
$58
$57
$56
$55
$54
Value of Initial Fixed $100 Investment in CRMD
2021
2022
PEO Compensation Actually Paid ($000)
Average NEO Compensation Actually Paid ($000)
CRMD TSR

CAP v. Net Income

The following graph illustrates a comparison of CAP to our PEOs, the average CAP to our Non-PEO NEOs and the Company’s Net Income over the two-year period from 2021 through 2022.

Compensation Actually Paid Versus CRMD Net Income
Compensation ($000)
$4,500
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
CRMD Net Income (Loss) ($000)
$(27,000)
$(27,500)
$(28,000)
$(28,500)
$(29,000)
$(29,500)
$(30,000)
$1,639
$881
$(28,210)
$4,011
$409
$(29,702)
2021
2022
PEO Compensation Actually Paid ($000)
Average NEO Compensation Actually Paid ($000)
Net Income (Loss)

AUDITOR AND AUDIT COMMITTEE MATTERS

Report of the Audit Committee

The Audit Committee has reviewed and discussed with management our audited financial statements for the fiscal year ended December 31, 2022, which were audited by Marcum LLP, our independent registered public accounting firm. The Audit Committee discussed with Marcum LLP the matters required to be discussed under the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. The Audit Committee received the written disclosures and letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence. The Audit Committee also considered whether the provision of services other than the audit of our financial statements for the fiscal year ended December 31, 2022 were compatible with maintaining Marcum LLP’s independence.

Based on the review and discussions referred to in the foregoing paragraph, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 for filing with the SEC.

All members of our Audit Committee are independent under SEC rules and regulations and Rule 5605(c) of the Nasdaq Global Markets Listing Rules. The financial literacy requirements of the SEC require that each member of our Audit Committee be able to read and understand fundamental financial statements. In addition, at least one member of our Audit Committee must qualify as an audit committee financial expert, as defined in Item 407(d)(5) of Regulation S-K promulgated by the SEC, and have financial sophistication in accordance with the Nasdaq Global Markets Listing Rules 5605(c). Our Board has determined that each of Mr. Lefkowitz, Mr. Duncan and Dr. Dunton qualifies as an audit committee financial expert.

THE AUDIT COMMITTEE

Steven Lefkowitz, Chairman

Gregory Duncan

Alan W. Dunton

The Audit Committee Report does not constitute soliciting material, and shall not be deemed to be filed or incorporated by reference into any other Company filing under the Securities Act or the Exchange Act, except to the extent that the Company specifically incorporates the Audit Committee Report by reference therein.

Change in Independent Registered Public Accounting Firm

On October 17, 2022, the Audit Committee approved the dismissal of Friedman LLP (“Friedman”), the Company’s then-current registered public accounting firm, and the engagement of Marcum LLP (“Marcum”) to serve as the independent registered public accounting firm of the Company.

Based on information provided by Friedman, effective September 1, 2022, Friedman combined with Marcum and continued to operate as an independent registered public accounting firm. Effective as of October 17, 2022, Marcum began providing the services that had previously been provided by Friedman.

Friedman’s reporting on the Company’s consolidated financial statements for the fiscal years ended December 31, 2021 and 2020 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. Furthermore, during the Company’s two most recent fiscal years and through October 17, 2022, there were no disagreements with Friedman on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to Friedman’s satisfaction, would have caused Friedman to make reference to the subject matter of the disagreement in connection with its reports on the Company’s consolidated financial statements for such periods.

For the fiscal years ended December 31, 2021 and 2020 and through October 17, 2022, there were no “reportable events” as that term is described in Item 304(a)(1)(v) of Regulation S-K.

During the fiscal years ended December 31, 2021 and December 31, 2020 and the subsequent interim period through October 17, 2022, the Company did not consult with Marcum with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, the type of audit opinion that might be rendered on our financial statements, and neither a written report nor oral advice was provided to us by Marcum that was an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any other matter that was the subject of a disagreement or a “reportable event.”

Fees Paid to the Independent Registered Public Accounting Firm

The following table sets forth fees billed to us by Friedman LLP and Marcum LLP, our independent registered public accounting firms for the years ended December 31, 2022 and 2021. Audit Fees include fees for services relating to auditing our annual financial statements, reviewing our financial statements included in our quarterly reports on Form 10-Q, and services that are normally provided in connection with statutory and regulatory filings or engagements. Audit Related Fees include fees for work performed in connection with registration statements and services related to financing activities.

	2022	2021
Audit Fees (Friedman LLP)	$42,400	$155,000
Audit Fees (Marcum LLP)	127,000	—
Audit Related Fees (Friedman LLP)	—	16,000
Tax Fees	—	—
All Other Fees	—	—
Total	$169,400	$171,000

Audit Committee Pre-Approval Policies and Procedures

Pursuant to its charter, the Audit Committee is responsible for reviewing and approving in advance any audit and any permissible non-audit engagement or relationship between us and our independent registered public accounting firm. The Audit Committee may delegate to one or more designated members of the Audit Committee the authority to grant pre-approvals, provided such approvals are presented to the Audit Committee at a subsequent meeting. If the Audit Committee elects to establish pre-approval policies and procedures regarding non-audit services, the Audit Committee must be informed of each non-audit service provided by our independent registered public accounting firm. Audit Committee pre-approval of audit and non-audit services will not be required if the engagement for the services is entered into pursuant to pre-approval policies and procedures, provided the policies and procedures are detailed as to the particular service, the Audit Committee is informed of each service provided and such policies and procedures do not include delegation of the Audit Committee’s responsibilities under the Exchange Act to our management. Audit Committee pre-approval of non-audit services (other than review and attestation services) also will not be required if such services fall within available exceptions established by the SEC. All services performed by our independent registered public accounting firm during 2022 were pre-approved by the Audit Committee.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Related Party Transactions

We had no related person transactions in 2022, and no related person transactions are currently proposed.

Procedures for Review and Approval of Transactions with Related Persons

Pursuant to the Audit Committee Charter, the Audit Committee is responsible for reviewing and approving all related party transactions as defined under Item 404 of Regulation S-K, after reviewing each such transaction for potential conflicts of interests and other improprieties. Our policies and procedures for review and approval of transactions with related persons are in writing in our Code of Conduct and Ethics available on our website at www.cormedix.com under the “Investors — Corporate Governance” tab.

STOCKHOLDER COMMUNICATIONS

Stockholders may send any communications regarding our Company’s business to the Board in care of our Corporate Secretary at our principal executive offices located at 300 Connell Drive, Suite 4200, Berkeley Heights, New Jersey 07922. The Corporate Secretary will forward all such communications to the addressee if they relate to important substantive matters and include suggestions or comments that our Corporate Secretary considers to be important for the members of our Board to know. In general, communications relating to corporate governance and corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and duplicative communication.

DEADLINE FOR STOCKHOLDER PROPOSALS FOR 2024 ANNUAL MEETING

Stockholders who intend to present proposals at the Company’s 2024 annual meeting of stockholders pursuant to Rule 14a-8 must ensure that such proposals are received by the Secretary of the Company at our principal executive offices no later than May 16, 2024. Such proposals must meet the requirements of Rule 14a-8 to be eligible for inclusion in the Company’s 2024 proxy materials.

In accordance with our bylaws, stockholder proposals, including stockholder nominations for candidates for election as directors, that are intended to be presented by stockholders at the 2024 annual meeting of stockholders but not submitted for inclusion in the proxy statement for our 2024 annual meeting of stockholders pursuant to Rule 14a-8, must be received by us no earlier than June 28, 2024 and no later than July 28, 2024, unless we change the date of our 2024 annual meeting more than 30 days before or more than 60 days after October 26, 2024, in which case stockholder proposals must be received by us not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by us. The notice of such proposals must be given in the manner and must include the information and representations required by our bylaws. In addition to satisfying the foregoing requirements under our bylaws, to comply with the SEC’s universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the additional information required by Rule 14a-19 under the Exchange Act no earlier than June 28, 2024 and no later than July 28, 2024. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

The SEC has adopted rules that permit companies to deliver a single copy of proxy materials to multiple stockholders sharing an address unless a company has received contrary instructions from one or more of the stockholders at that address. Upon request, we will promptly deliver a separate copy of proxy materials to one or more stockholders at a shared address to which a single copy of proxy materials was delivered. Stockholders may request a separate copy of proxy materials by contacting us either by calling (908) 517-9500 or by mailing a request to 300 Connell Drive, Suite 4200, Berkeley Heights, New Jersey 07922. Stockholders at a shared address who receive multiple copies of proxy materials may request to receive a single copy of proxy materials in the future in the same manner as described above.

ANNUAL REPORT ON FORM 10-K

Our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 as filed with the SEC is accessible free of charge on its website at www.sec.gov. It contains audited financial statements covering the fiscal years ended December 31, 2022 and 2021. You can request a copy of our Annual Report on Form 10-K free of charge by calling (908) 517-9500 or by mailing a request to our Corporate Secretary, 300 Connell Drive, Suite 4200, Berkeley Heights, New Jersey 07922. Please include your contact information with the request.

INSTRUCTIONS TO CORMEDIX INC. 2023 VIRTUAL ANNUAL MEETING

To attend the Annual Meeting, stockholders will need to access www.virtualshareholdermeeting.com/CRMD2023 and enter your control number found on your Notice of Internet Availability or Proxy Card.

SCAN TO VIEW MATERIALS & VOTE CORMEDIX INC. 300 CONNELL DRIVE SUITE 4200 BERKELEY HEIGHTS, NJ 07922 VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on October 25, 2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/CRMD2023 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on October 25, 2023. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V22711-P98532 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. CORMEDIX INC. The Board of Directors recommends you vote FOR ALL of the following nominees: For All Withhold All For All Except 1. Election of Directors Nominees: 01) Janet Dillione 02) Gregory Duncan 03) Alan W. Dunton 04) Myron Kaplan 05) Steven Lefkowitz 06) Robert Stewart 07) Joseph Todisco To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. The Board of Directors recommends you vote FOR proposals 2 and 3. 2. To approve on a non-binding advisory basis the compensation of our named executive officers for 2022. 3. To ratify the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023. Note: In their discretion, the holders of a proxy to vote shares may vote on such other business as may properly come before the meeting or any adjournment, postponement or continuation thereof. For Against Abstain Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the 2023 Annual Meeting:The Notice, Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com. V22712-P98532 CORMEDIX INC. 2023 Annual Meeting of Stockholders October 26, 2023 at 9:00 A.M. Eastern Time This proxy is solicited by the Board of Directors The undersigned stockholder(s) hereby appoint(s) Matthew David and Phoebe Mounts, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of CORMEDIX INC. that the undersigned stockholder(s) is/are entitled to vote at the 2023 Annual Meeting of Stockholders (“Annual Meeting”) to be held at 9:00 A.M. Eastern Time on October 26, 2023, virtually at www.virtualshareholdermeeting.com/CRMD2023, and any adjournment, postponement or continuation thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. The proxies are hereby authorized to vote, in their discretion and to the extent permitted by applicable law or rule, on such other business as may properly come before the Annual Meeting or any adjournment, postponement or continuation thereof. The Board of Directors recommends a vote FOR the election of all director nominees and FOR proposals 2 and 3. Continued and to be signed on reverse side